UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06379

Nuveen Municipal Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2014

NQI
Nuveen Quality Municipal Fund, Inc.

NIO
Nuveen Municipal Opportunity Fund, Inc.

NVG
Nuveen Dividend Advantage Municipal Income Fund

NEA
Nuveen AMT-Free Municipal Income Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	23

Report of Independent Registered Public Accounting Firm	27

Portfolios of Investments	28

Statement of Assets and Liabilities	88

Statement of Operations	89

Statement of Changes in Net Assets	90

Statement of Cash Flows	92

Financial Highlights	94

Notes to Financial Statements	100

Additional Fund Information	115

Glossary of Terms Used in this Report	116

Reinvest Automatically, Easily and Conveniently	118

Board Members & Officers	119

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
December 22, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Quality Municipal Fund, Inc. (NQI)
Nuveen Municipal Opportunity Fund, Inc. (NIO)
Nuveen Dividend Advantage Municipal Income Fund (NVG)
Nuveen AMT-Free Municipal Income Fund (NEA)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Douglas J. White, CFA, and Paul L. Brennan, CFA, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these four national Funds. Douglas assumed portfolio management responsibility for NQI in 2011 and Paul has managed NIO, NVG and NEA since 2006.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.9% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to expanded business investment in equipment and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of October 2014, while the core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2014, the national unemployment rate was 5.8%, the lowest level since July 2008, down from the 7.2% reported in October 2013, marking the ninth consecutive month in which the economy saw the addition of more than 200,000 new jobs. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended September 2014 (most recent data available at the time this report was prepared), putting home prices at fall 2004 levels, although they continued to be down 15%-17% from their mid-2006 peaks.

During the first two months of this reporting period, the financial markets remained unsettled in the aftermath of widespread uncertainty about the future of the Fed’s quantitative easing program. Also contributing to investor concern was Congress’s failure to reach an agreement on the Fiscal 2014 federal budget, which triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. This sequence of events sparked increased volatility in the financial markets, with the Treasury market trading off, the municipal market following suit and spreads widening as investor concern grew, prompting selling by bondholders across the fixed income markets.

As we turned the page to calendar year 2014, the market environment stabilized, as the Fed’s policies continued to be accommodative and some degree of political consensus was reached. The Treasury market rallied and municipal bonds rebounded, with flows into municipal bond funds increasing, while supply continued to drop. This supply/demand dynamic served as a key driver of municipal market performance for the period. The resultant rally in municipal bonds generally produced positive total returns for the reporting period as a whole. Overall, municipal credit fundamentals continued to improve, as state governments made good progress in dealing with budget issues. Due to strong growth in personal income tax and sales tax collections, year-over-year totals for state tax revenues had increased for 16 consecutive quarters as of the second quarter of 2014, while on the expense side, many states made headway in cutting and controlling costs, with the majority implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting. For the twelve months ended October 31, 2014, municipal bond issuance nationwide totaled $319.7 billion, down 4.6% from the issuance for the twelve-month reporting period ended October 31, 2013.

What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2014?

During this reporting period, we saw the municipal market environment shift from the volatility of late 2013 to a rally driven by strong demand and tight supply and reinforced by an environment of improving fundamentals in 2014. For the reporting period as a whole, municipal bond prices generally rose, as interest rates declined and the yield curve flattened. We continued to take a bottom-up approach to identifying sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.

Municipal supply nationally remained tight throughout this reporting period, although issuance improved during the second half of this twelve-month period compared with the first half. Much of this increase was attributable to refunding activity as bond issuers, prompted by low interest rates, sought to lower debt service costs by retiring older bonds from proceeds of lower cost new bond

6	Nuveen Investments

issues. During the third quarter of 2014, for example, we saw current refunding activity increase by more than 64% nationwide and estimates are that refundings accounted for 35% of issuance during the first nine months of 2014. These refunding bonds do not represent an actual net increase in issuance because they are mostly replacing outstanding issues that were called soon thereafter. As a result, it remained challenging to source attractive bonds that would enhance the Funds’ holdings. Much of our investment activity focus during this reporting period was on reinvesting the cash generated by current calls into credit-sensitive sectors and longer maturity bonds that could help us offset the decline in rates and maintain investment performance potential. These Funds were well positioned coming into the reporting period, so we could be selective in looking for opportunities to purchase bonds that added value.

During this reporting period, NIO, NVG and NEA continued to find value in the transportation sector, especially in tollroad issues, where we saw increased activity after several years of low issuance and deferred maintenance. Among our additions in the transportation sector were bonds for the Downtown Crossing bridge across the Ohio River from Indiana to Louisville, Kentucky, credits issued for the Dulles Tollroad in Virginia and suburban Washington, D.C. and a new issue from the Foothill/Eastern Transportation Corridor Agency (F/ETCA) in California, which we purchased at attractive prices in December 2013. In one of the largest fixed rate municipal transactions of 2013, F/ETCA refinanced $2.3 billion in outstanding debt originally issued in 1999. Traffic and revenues on the toll-roads in F/ETCA’s 36-mile network, which links major population centers in Southern California, have increased and the bonds have performed well for the Funds since purchase. In October 2014, we also participated in the tender offer and new issuance of tollroad bonds for the San Joaquin Hills Transportation Corridor Agency in Orange County, California, the largest tollroad network in the western U.S. The agency took advantage of the decline in interest rates to restructure its debt by making a tender offer for existing bonds at terms favorable to shareholders and then issuing new bonds at lower interest rates, thereby reducing debt service costs, improving cash flow and increasing financial flexibility. In our view, the agency’s debt restructuring resulted in an improved credit outlook for these bonds and we added some of the new San Joaquin credits to our portfolios. We also bought health care bonds, including credits issued for Catholic Health Initiatives, a national nonprofit health system that operates hospitals and long term care facilities in 17 states, including Colorado and Tennessee. In addition, we added to our holdings in the higher education, water and sewer and utilities sector. In the utilities sector, we purchased Long Island Power Authority (LIPA) general revenue bonds.

In NQI, we were focused on purchasing bonds in areas of the market that we expected to perform well as the economy continued to improve, including gas tax revenue bonds in Louisiana, natural gas revenue bonds in Arizona and Nebraska and income tax revenue credits and industrial development revenue (IDR) bonds in New York. We also added health care bonds in a variety of states as well as a student housing issue in Texas, where an increase in this type of issuance resulted in attractive deals. Over the summer of 2014, NQI also purchased its first holdings of tobacco bonds, adding credits issued by the Buckeye Tobacco Settlement Financing Authority in Ohio in the secondary market at attractive prices. With these additions, the Fund is now modestly overweighted in tobacco credits, which contributed to its performance during this reporting period. After NQI’s holdings of Foothill/Eastern Transportation Corridor Agency bonds were called as part of the refinancing described above, we decided not to purchase the new Foothill/Eastern issue for duration management reasons. The new bonds offered relatively long durations and we decided to position NQI slightly less aggressively while still keeping the Fund’s duration longer than that of its benchmark.

Also during this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA- from A, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Funds’ holdings of bonds backed by insurance from NPFG, and not already rated at least AA-due to higher underlying borrower ratings, were similarly upgraded to AA- as of mid-March 2014. This action produced an increase

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

in the percentage of our portfolios held in the AA credit quality category (and a corresponding decrease in the A category), improving the overall credit quality of the Funds. S&P also upgraded its rating on Assured Guaranty Municipal (AGM) as well as AGM’s municipal-only insurer Municipal Assurance Corp. to AA from AA-.

Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. In particular, NQI had a significant amount of its pre-refunded holdings reach their maturity dates. As previously mentioned, the decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive. The increase in this activity provided ample cash for purchases and drove much of our trading. NQI also sold a few of its very short pre-refunded holdings, some longer duration housing and utilities bonds, as well as the last of its Puerto Rico exposure.

As of October 31, 2014, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NEA added a forward interest rate swap to reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. Since interest rates decreased from the time the interest rate swap was implemented to the end of the reporting period, the swap had a negative impact on performance.

How did the Funds perform during the twelve-month reporting period ended October 31, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2014. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve months ended October 31, 2014, the total returns on common share NAV for all four of these Funds exceeded the return for the national S&P Municipal Bond Index. For the same period, the Funds underperformed the average return for the Lipper General and Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period was also beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were positive for performance during this reporting period. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was especially true in NVG, where greater sensitivity to changes in interest rates benefited its performance. The positioning of NIO, which had the shortest duration among these Funds, was slightly less advantageous and it

8	Nuveen Investments

received less benefit from duration. Overall, duration and yield curve positioning was the major driver of performance for this reporting period and differences in positioning accounted for much of the differences in performance.

During this reporting period, lower rated bonds, that is, bonds rated A or lower, generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk in their search for yield in the current low rate environment. While their longer average durations provided an advantage for lower rated bonds, these bonds also generally had stronger duration-adjusted results. Each of these Funds benefited from its lower rated holdings during this reporting period. As with duration, differences in credit allocation accounted for some of the differences in performance. NQI, for example, had the strongest overweighting in the A rated category among these four Funds, but this was offset to some degree by the fact that this Fund also had an overweighting in bonds rated AAA and AA and the lowest weighting in BBB-rated bonds. Much of this credit allocation was due to NQI’s legacy as a formerly insured Fund. Overall, NEA had the best positioning in terms of credit exposure, with the highest allocation to BBB-rated bonds and lower and the smallest exposure to AAA-rated and AA-rated bonds.

Among the municipal market sectors, health care, industrial development revenue (IDR) and transportation (especially tollroads) bonds generally were the top performers, with water and sewer, education, and housing credits also outperforming the general municipal market. The outperformance of the health care sector can be attributed in part to the recent scarcity of these bonds, with issuance in this sector declining 31% during the first nine months of 2014, while the performance of tollroad bonds was boosted by improved traffic and revenue from increased rates. All four Funds had double-digit weightings in the healthcare and transportation sectors, with NEA having the heaviest healthcare exposure and NIO having the heaviest exposure to transportation. In addition, dedicated tax bonds, such as those backed by sales tax revenues, performed well for NQI. During this reporting period, lower rated tobacco credits backed by the 1998 master tobacco settlement agreement experienced some volatility, but finished the reporting period ahead of the national municipal market as a whole. The performance of these bonds was helped by their longer effective durations, lower credit quality and the broader demand for higher yields. In addition, several tobacco bond issues were strengthened following the favorable resolution of a dispute over payments by tobacco companies. All of these Funds were overweighted in tobacco bonds.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. Because of the quality and higher yields at which the Funds generally own their pre-refunded bonds (typically purchased in an earlier, higher yielding environment), we continued to hold these bonds in our portfolios and the Funds tended to be overweighted in this category. In addition, general obligation (GO) credits generally trailed the revenue sectors as well as the municipal market as a whole, although by a substantially smaller margin than the pre-refunded category. Some of the GOs’ underperformance can be attributed to their higher quality.

We continued to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the City of Detroit’s bankruptcy case. In terms of Puerto Rico holdings, shareholders should note that all of the Funds in this report had limited exposure to Puerto Rico debt during this period, with NQI selling the last of its Puerto Rico bonds during the summer of 2014. These territorial bonds were originally added to our portfolios to keep assets fully invested and working for the Funds as well as to enhance diversity, duration and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget led to multiple

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of October 2014, the Nuveen complex held $69.8 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.35% of assets under management as of October 31, 2014. As of October 31, 2014, the Funds’ limited exposure to Puerto Rico generally was invested in bonds that were insured (which we believe adds value), pre-refunded (and therefore backed by securities such as U.S. Treasuries), or unrelated to the government of Puerto Rico. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy and on November 7, 2014 (subsequent to the close of this reporting period). The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services. All of these Funds except NQI had exposure to Detroit related bonds, including Detroit water and sewer credits. In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. (Not all of the Detroit water and sewer bonds were eligible for the tender offer.) Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue $1.8 billion in new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds were permanently removed from the city’s bankruptcy case. In general, Detroit water and sewer credits rallied following these positive developments.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of October 31, 2014, the Funds’ percentages of leverage are as shown in the accompanying table.

	NQI	NIO	NVG	NEA
Effective Leverage*	35.72%	37.25%	35.20%	35.85%
Regulatory Leverage*	29.30%	30.71%	29.24%	29.57%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2014, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	VMTP Shares		VRDP Shares
Fund	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value	Total
NQI	2015	$240,400,000	—	—	$240,000,000
NIO	—	—	1	$667,200,000	$667,200,000
NVG	—	—	1	$179,000,000	$179,000,000
NEA	2016	$151,000,000	1	$219,000,000
			2	$130,900,000
		$151,000,000		$349,900,000	$500,900,000

During the current reporting period, NVG refinanced all of its outstanding MuniFund Term Preferred (MTP) and VMTP Shares with the proceeds from newly issued VRDP Shares and NEA refinanced all of its outstanding MTP and VMTP Shares with the proceeds from newly issued VMTP Shares. During the current reporting period NVG also redeemed a portion of its VRDP Shares.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP, VMTP and VRDP Shares and each Fund’s respective transactions.

Nuveen Investments	11

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of October 31, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NQI	NIO	NVG	NEA
November 2013	$0.0660	$0.0730	$0.0545	$0.0685
December	0.0620	0.0730	0.0545	0.0685
January	0.0620	0.0730	0.0580	0.0685
February	0.0620	0.0730	0.0580	0.0685
March	0.0620	0.0730	0.0580	0.0685
April	0.0620	0.0730	0.0580	0.0685
May	0.0620	0.0730	0.0580	0.0685
June	0.0550	0.0730	0.0580	0.0685
July	0.0550	0.0730	0.0610	0.0685
August	0.0550	0.0730	0.0610	0.0685
September	0.0550	0.0730	0.0610	0.0685
October 2014	0.0550	0.0730	0.0610	0.0685

Long-Term Capital Gain*	$—	$—	$0.0508	$—
Short-Term Capital Gain*	$—	$—	$0.0166	$—
Ordinary Income Distribution*	$0.0011	$0.0048	$0.0001	$0.0002

Market Yield**	5.01%	6.01%	5.18%	5.98%
Taxable-Equivalent Yield**	6.96%	8.35%	7.19%	8.31%

*	Distribution paid in December 2013.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0% When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2014, all the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

12	Nuveen Investments

All monthly dividends paid by the Funds during the fiscal year ended October 31, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Funds’ shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 — Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of October 31, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	NQI	NIO	NVG	NEA
Common Shares Cumulatively Repurchased and Retired	25,000	2,900	185,000	19,300
Common Shares Authorized for Repurchase	3,845,000	9,560,000	2,965,000	7,890,000

During the current reporting period, the Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NQI	NIO	NVG	NEA
Common Shares Repurchased and Retired	25,000	0	109,742	0
Weighted Average Price per Common Share Repurchased and Retired	$12.97	0	$12.69	0
Weighted Average Discount per Common Share Repurchased and Retired	13.22%	0	13.86%	0

TENDER OFFER

During the current fiscal period, the Board of Directors of NVG approved a tender offer to purchase up to 10% of the Fund’s outstanding common shares for cash at a price per common share equal to 98% of the Fund’s per common share NAV determined on the date the tender offer expires.

The tender offer commenced on August 18, 2014 and expired on September 19, 2014. The tender offer was oversubscribed, and therefore the Fund purchased 10% of its respective outstanding common shares allocating such purchases pro-rata based on the number of shares properly tendered. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on the Fund’s tender offer.

OTHER COMMON SHARE INFORMATION

As of October 31, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NQI	NIO	NVG	NEA
Common Shares NAV	$15.09	$15.75	$16.24	$15.13
Common Shares Share Price	$13.17	$14.58	$14.14	$13.75
Premium/(Discount) to NAV	(12.72)%	(7.43)%	(12.93)%	(9.12)%
12-Month Average Premium/(Discount) to NAV	(11.48)%	(8.49)%	(11.64)%	(9.13)%

Nuveen Investments	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

14	Nuveen Investments

NQI
Nuveen Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NQI at Common Share NAV	15.22%	8.21%	5.39%
NQI at Common Share Price	13.57%	6.05%	4.10%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

NQI	Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	144.6%
Corporate Bonds	0.0%
Floating Rate Obligations	(5.1)%
VMTP Shares, at Liquidation Value	(41.5)%
Other Assets Less Liabilities	2.0%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.5%
AA	53.6%
A	20.4%
BBB	5.3%
BB or Lower	2.1%
N/R (not rated)	2.1%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.2%
Transportation	14.7%
Tax Obligation/General	12.7%
Health Care	12.5%
Water and Sewer	8.6%
U.S. Guaranteed	7.9%
Utilities	6.6%
Education and Civic Organizations	2.9%
Other	7.9%

States and Territories
(% of total municipal bonds)
Texas	9.4%
Florida	9.2%
California	8.1%
Illinois	7.9%
Arizona	7.2%
Washington	6.2%
Pennsylvania	5.9%
Colorado	4.7%
New York	3.9%
Ohio	3.6%
Louisiana	3.5%
Wisconsin	3.4%
New Jersey	3.2%
Indiana	2.7%
Massachusetts	2.6%
Other	18.5%

16	Nuveen Investments

NIO
Nuveen Municipal Opportunity Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NIO at Common Share NAV	15.37%	8.16%	5.60%
NIO at Common Share Price	19.58%	8.80%	5.14%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

NIO	Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	148.5%
Corporate Bonds	0.0%
Floating Rate Obligations	(6.1)%
VRDP Shares, at Liquidation Value	(44.3)%
Other Assets Less Liabilities	1.9%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	19.2%
AA	53.8%
A	16.1%
BBB	5.6%
BB or Lower	3.7%
N/R (not rated)	1.6%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.7%
Transportation	16.5%
Health Care	14.8%
U.S. Guaranteed	11.1%
Tax Obligation/General	9.4%
Water and Sewer	9.1%
Utilities	8.4%
Other	10.0%

States and Territories
(% of total municipal bonds)
California	13.1%
Florida	9.6%
Illinois	7.9%
Indiana	5.7%
Texas	5.6%
Ohio	5.3%
New York	5.0%
Washington	4.8%
South Carolina	4.1%
Pennsylvania	3.7%
Colorado	3.5%
New Jersey	2.6%
Louisiana	2.5%
Michigan	2.2%
Arizona	2.0%
Nebraska	1.9%
Nevada	1.8%
Other	18.7%

18	Nuveen Investments

NVG
Nuveen Dividend Advantage Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NVG at Common Share NAV	16.78%	7.76%	5.96%
NVG at Common Share Price	17.35%	6.60%	5.51%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

NVG	Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	140.2%
Investment Companies	0.3%
Floating Rate Obligations	(3.4)%
VRDP Shares, at Liquidation Value	(41.3)%
Other Assets Less Liabilities	4.2%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	30.1%
AA	40.0%
A	16.1%
BBB	8.8%
BB or Lower	3.9%
N/R (not rated)	0.9%
N/A (not applicable)	0.2%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.6%
Health Care	13.4%
U.S. Guaranteed	12.7%
Transportation	11.9%
Tax Obligation/General	11.6%
Education and Civic Organizations	7.1%
Utilities	6.4%
Investments Companies	0.2%
Other	12.1%

States and Territories
(% of total municipal bonds)
California	13.7%
Illinois	9.1%
Texas	7.4%
Indiana	5.6%
Colorado	5.3%
Florida	4.5%
Washington	4.5%
Georgia	4.0%
Louisiana	3.9%
Pennsylvania	3.8%
New York	3.8%
Ohio	2.9%
Michigan	2.9%
Massachusetts	2.8%
Utah	2.2%
Nevada	2.0%
South Carolina	1.8%
Other	19.8%

20	Nuveen Investments

NEA
Nuveen AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NEA at Common Share NAV	16.58%	6.77%	5.79%
NEA at Common Share Price	18.31%	6.48%	4.96%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

NEA	Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	142.1%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	1.7%
Floating Rate Obligations	(4.8)%
VMTP Shares, at Liquidation Value	(12.7)%
VRDP Shares, at Liquidation Value	(29.3)%
Other Assets Less Liabilities	3.0%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	16.5%
AA	50.8%
A	17.1%
BBB	9.4%
BB or Lower	4.4%
N/R (not rated)	1.8%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	21.8%
Health Care	18.9%
Transportation	14.7%
Tax Obligation/General	9.9%
Water and Sewer	9.2%
U.S. Guaranteed	8.1%
Education and Civic Organizations	6.6%
Utilities	5.4%
Other	5.4%

States and Territories
(% of municipal bonds)
California	13.9%
Illinois	10.3%
Florida	6.5%
New York	5.3%
Pennsylvania	5.1%
Texas	4.7%
New Jersey	4.6%
Colorado	4.5%
Ohio	4.5%
Indiana	3.5%
Arizona	3.4%
Louisiana	3.4%
Washington	2.9%
Massachusetts	2.4%
South Carolina	2.1%
Georgia	1.8%
Wisconsin	1.7%
Other	19.4%

1  Excluding investments in derivatives.

22	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for NQI, NIO, NVG and NEA; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members.

	NQI		NIO
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares
To approve a new investment management agreement
For	17,787,031	—	42,200,068	—
Against	865,806	—	1,930,247	—
Abstain	546,881	—	1,621,196	—
Broker Non-Votes	5,170,465	—	14,202,998	—
Total	24,370,183	—	59,954,509	—
To approve a new sub-advisory agreement
For	17,717,585	—	42,047,908	—
Against	924,034	—	1,999,623	—
Abstain	558,096	—	1,703,978	—
Broker Non-Votes	5,170,468	—	14,203,000	—
Total	24,370,183	—	59,954,509	—
Approval of the Board Members was reached as follows:
William Adams IV
For	23,221,623	—	57,266,261	—
Withhold	1,148,560	—	2,688,248	—
Total	24,370,183	—	59,954,509	—
Robert P. Bremner
For	23,226,771	—	57,251,838	—
Withhold	1,143,412	—	2,702,671	—
Total	24,370,183	—	59,954,509	—
Jack B. Evans
For	23,214,974	—	57,271,081	—
Withhold	1,155,209	—	2,683,428	—
Total	24,370,183	—	59,954,509	—
William C. Hunter
For	—	2,404	—	4,152
Withhold	—	—	—	485
Total	—	2,404	—	4,637

Nuveen Investments	23

Shareholder Meeting Report (continued)

	NQI		NIO
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
David J. Kundert
For	23,225,365	—	57,267,675	—
Withhold	1,144,818	—	2,686,834	—
Total	24,370,183	—	59,954,509	—
John K. Nelson
For	23,192,033	—	57,275,050	—
Withhold	1,178,150	—	2,679,459	—
Total	24,370,183	—	59,954,509	—
William J. Schneider
For	—	2,404	—	4,152
Withhold	—	—	—	485
Total	—	2,404	—	4,637
Thomas S. Schreier, Jr.
For	23,222,706	—	57,262,870	—
Withhold	1,147,477	—	2,691,639	—
Total	24,370,183	—	59,954,509	—
Judith M. Stockdale
For	23,202,204	—	57,267,354	—
Withhold	1,167,979	—	2,687,155	—
Total	24,370,183	—	59,954,509	—
Carole E. Stone
For	23,203,885	—	57,282,771	—
Withhold	1,166,298	—	2,671,738	—
Total	24,370,183	—	59,954,509	—
Virginia L. Stringer
For	23,220,257	—	57,278,696	—
Withhold	1,149,926	—	2,675,813	—
Total	24,370,183	—	59,954,509	—
Terence J. Toth
For	23,213,289	—	57,276,342	—
Withhold	1,156,894	—	2,678,167	—
Total	24,370,183	—	59,954,509	—

24	Nuveen Investments

	NVG		NEA
	Common and		Common and
	Preferred		Preferred	Preferred
	shares voting		shares voting	shares voting
	together	Preferred	together	together
	as a class	Shares	as a class	as a class
To approve a new investment management agreement
For	15,015,188	—	34,690,224	—
Against	842,225	—	1,413,428	—
Abstain	490,300	—	1,900,045	—
Broker Non-Votes	4,064,964	—	11,461,911	—
Total	20,412,677	—	49,465,608	—
To approve a new sub-advisory agreement
For	14,977,636	—	34,563,801	—
Against	875,716	—	1,495,309	—
Abstain	494,361	—	1,944,587	—
Broker Non-Votes	4,064,964	—	11,461,911	—
Total	20,412,677	—	49,465,608	—
Approval of the Board Members was reached as follows:
William Adams IV
For	19,347,976	—	47,061,271	—
Withhold	1,064,701	—	2,404,337	—
Total	20,412,677	—	49,465,608	—
Robert P. Bremner
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Jack B. Evans
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
William C. Hunter
For	—	2,010	—	3,342
Withhold	—	—	—	1,427
Total	—	2,010	—	4,769

Nuveen Investments	25

Shareholder Meeting Report (continued)

	NVG		NEA
	Common and		Common and
	Preferred		Preferred	Preferred
	shares voting		shares voting	shares voting
	together	Preferred	together	together
	as a class	Shares	as a class	as a class
Approval of the Board Members was reached as follows:
David J. Kundert
For	19,332,149	—	46,983,565	—
Withhold	1,080,528	—	2,482,043	—
Total	20,412,677	—	49,465,608	—
John K. Nelson
For	19,335,961	—	47,029,840	—
Withhold	1,076,716	—	2,435,768	—
Total	20,412,677	—	49,465,608	—
William J. Schneider
For	—	2,010	—	3,342
Withhold	—	—	—	1,427
Total	—	2,010	—	4,769
Thomas S. Schreier, Jr.
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Judith M. Stockdale
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Carole E. Stone
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Virginia L. Stringer
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Terence J. Toth
For	19,355,642	—	47,032,787	—
Withhold	1,057,035	—	2,432,821	—
Total	20,412,677	—	49,465,608	—

26	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of
Nuveen Quality Municipal Fund, Inc.
Nuveen Municipal Opportunity Fund, Inc.
Nuveen Dividend Advantage Municipal Income Fund
Nuveen AMT-Free Municipal Income Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Municipal Fund, Inc., Nuveen Municipal Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Income Fund and Nuveen AMT-Free Municipal Income Fund (the “Funds”) as of October 31, 2014, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through October 31, 2013 were audited by other auditors whose report dated December 27, 2013 expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
December 26, 2014

Nuveen Investments	27

NQI
Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.6% (100.0% of Total Investments)
	Alabama – 1.7% (1.1% of Total Investments)
$7,000	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AA– (4)	$7,198,240
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Auburn Water Supply Agreement, Series 2011:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	AA	1,313,075
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	AA	1,060,340
9,250	Total Alabama			9,571,655
	Arizona – 10.4% (7.2% of Total Investments)
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,415,676
1,850	5.000%, 2/01/21	No Opt. Call	BBB+	2,153,863
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/31	7/22 at 100.00	A1	10,891,700
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	1,340,856
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	1,654,545
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	7,779,121
2,750	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 15.165%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	AA	3,024,120
8,755	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	11,365,303
10,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	11,421,700
7,930	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32	No Opt. Call	A–	9,076,282
52,275	Total Arizona			60,123,166
	California – 11.7% (8.1% of Total Investments)
1,020	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/23	11/22 at 100.00	BBB+	1,151,733
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	5,552,950
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	4/15 at 100.00	AA–	80,284
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/15 at 100.00	Aa3	5,018
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	8,474,130
1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,029,810
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	3,964,350
5,000	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.125%, 3/01/32 – AMBAC Insured	3/15 at 100.00	A	5,005,900
8,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A1	8,730,860

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,795	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	$4,170,314
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured	9/21 at 100.00	AA	1,291,460
3,455	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	1/15 at 100.00	AA– (4)	3,868,080
2,000	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	3/15 at 100.00	AA–	2,007,420
1,390	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2010C, 5.000%, 5/01/16	No Opt. Call	A+	1,489,844
	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A:
2,000	5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	AA+	2,062,680
3,655	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+	3,769,073
8,965	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	9,107,723
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	2,750,055
3,170	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA (4)	3,285,388
67,730	Total California			67,797,072
	Colorado – 6.8% (4.7% of Total Investments)
2,015	Board of Trustees of the University of Northern Colorado, Revenue Bonds, Series 2005, 5.000%, 6/01/22 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	AA (4)	2,071,843
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
1,640	5.000%, 12/01/22	No Opt. Call	BBB+	1,823,122
2,895	5.000%, 12/01/23	12/22 at 100.00	BBB+	3,219,530
4,200	5.000%, 12/01/24	12/22 at 100.00	BBB+	4,635,666
690	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	A3	781,142
2,540	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/25 – AGM Insured	12/22 at 100.00	AA	2,982,290
1,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/24 – NPFG Insured	11/16 at 100.00	AA–	1,087,160
5,365	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006A, 5.000%, 11/15/23 – NPFG Insured (UB)	11/16 at 100.00	AA–	5,838,354
1,085	Denver, Colorado, Airport Revenue Bonds, Trust 2365, 15.906%, 6/17/16 – NPFG Insured (IF)	No Opt. Call	AA–	1,458,457
9,880	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	4,724,517
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	6,350,100
	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater Revenue Bonds, Series 2012:
400	5.000%, 12/01/32	No Opt. Call	A+	449,852
1,000	3.000%, 12/01/32	No Opt. Call	A+	925,910
590	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	593,918
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	999,618
1,100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA	1,198,791

Nuveen Investments	29

NQI	Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$5	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	$5,117
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
320	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	329,082
175	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	179,967
45,780	Total Colorado			39,654,436
	District of Columbia – 1.1% (0.8% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.861%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,567,330
3,920	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.853%, 4/01/16 – AMBAC Insured (IF) (5)	No Opt. Call	AA+	4,843,513
5,255	Total District of Columbia			6,410,843
	Florida – 13.3% (9.2% of Total Investments)
4,455	Broward County School Board, Florida, Certificates of Participation, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA	4,572,746
10,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	10,891,700
2,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	2,145,100
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,158,322
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	4,361,800
7,000	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	8,344,140
555	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	539,815
2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 17.439%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	3,805,901
1,560	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.000%, 6/01/38	6/16 at 100.00	BBB+	1,577,675
6,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Refunding Series 2013A, 5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A	7,027,200
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1	684,672
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2	1,099,980
13,045	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	4/15 at 100.00	AA–	13,078,395
10,085	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 – AGM Insured	10/18 at 100.00	AA	11,253,448
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	4,566,129
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA	2,219,580
69,975	Total Florida			77,326,603
	Georgia – 1.8% (1.2% of Total Investments)
7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	8,036,700
2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 – AGM Insured	12/21 at 100.00	AA	2,284,800
9,000	Total Georgia			10,321,500

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.9% (0.6% of Total Investments)
$4,250	Hawaii State, General Obligation Bonds, Refunding Series 2011EA, 5.000%, 12/01/20	No Opt. Call	AA	$5,129,028
	Idaho – 0.2% (0.1% of Total Investments)
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	1,017,030
	Illinois – 11.4% (7.9% of Total Investments)
	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
675	5.000%, 1/01/25	7/23 at 100.00	A1	780,955
1,170	5.000%, 1/01/26	7/23 at 100.00	A1	1,341,124
3,490	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Refunding Series 2005A, 5.500%, 12/01/30 – AMBAC Insured	No Opt. Call	A+	3,918,328
2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA	2,525,639
1,775	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	1,868,330
2,660	Cook County, Illinois, General Obligation Bonds, Refunding Series 2007B, 5.000%, 11/15/21 – NPFG Insured	11/17 at 100.00	AA	2,937,624
1,485	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BBB	1,593,435
2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	2,602,074
1,150	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,300,581
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	4,148,194
825	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	901,057
455	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	499,130
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	A2	8,144,662
15,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	16,020,900
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	1,166,400
18,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AAA	12,748,680
1,850	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,026,786
1,575	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2014A, 4.000%, 6/01/16	No Opt. Call	AA	1,666,539
70,650	Total Illinois			66,190,438
	Indiana – 4.0% (2.7% of Total Investments)
4,100	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	4,323,778
11,130	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	12,331,150
3,680	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	3,926,192
1,790	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1990A, 7.250%, 6/01/15 – AMBAC Insured	No Opt. Call	AA+	1,850,359

Nuveen Investments	31

NQI	Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$500	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	$557,265
21,200	Total Indiana			22,988,744
	Iowa – 0.2% (0.1% of Total Investments)
1,000	Iowa Finance Authority, State Revolving Fund Revenue Bonds, Series 2010A, 5.000%, 8/01/15	No Opt. Call	AAA	1,036,520
	Kansas – 1.0% (0.7% of Total Investments)
5,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	6,010,235
	Kentucky – 0.9% (0.7% of Total Investments)
3,015	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	AA–	3,083,923
2,230	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA (4)	2,310,659
5,245	Total Kentucky			5,394,582
	Louisiana – 5.1% (3.5% of Total Investments)
1,000	Lafayette Public Power Authority, Louisiana, Electric Revenue Bonds, Series 2012, 5.000%, 11/01/29	No Opt. Call	A+	1,135,600
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
11,325	4.750%, 5/01/39 – AGM Insured	5/16 at 100.00	Aa1	11,876,641
8,940	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,326,119
10	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 16.135%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	11,727
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-3, 16.102%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	5,862
5,000	Louisiana State, General Obligation Bonds, Series 2012C, 5.000%, 7/15/21	No Opt. Call	AA	6,061,800
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34	6/24 at 100.00	A	1,040,000
27,280	Total Louisiana			29,457,749
	Maine – 0.2% (0.2% of Total Investments)
1,275	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-1, 4.000%, 11/15/24 – AGM Insured (Alternative Minimum Tax)	11/21 at 100.00	AA+	1,361,203
	Massachusetts – 3.7% (2.6% of Total Investments)
4,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	4,536,720
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	7,667,220
3,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Tender Option Bond Trust 11824, 13.617%, 1/01/16 (IF)	No Opt. Call	AAA	4,512,689
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,563,579
1,245	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA	1,436,083
18,045	Total Massachusetts			21,716,291
	Michigan – 2.9% (2.0% of Total Investments)
1,825	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/28 – AGM Insured	5/17 at 100.00	AA	1,979,231
2,750	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3	3,115,723
10,585	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	11,769,250
15,160	Total Michigan			16,864,204

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.9% (0.6% of Total Investments)
$1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA	$1,094,070
3,500	Moorhead Independent School District 152, Clay County, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A, 5.000%, 4/01/17	No Opt. Call	Aa2	3,880,100
4,500	Total Minnesota			4,974,170
	Mississippi – 1.1% (0.7% of Total Investments)
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	6,226,739
	Nebraska – 3.2% (2.2% of Total Investments)
4,405	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	4,816,207
12,155	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/16 at 100.00	AA	12,467,627
1,225	Lincoln, Nebraska, Water Revenue Bonds, Refunding Series 2013, 5.000%, 8/15/20	No Opt. Call	Aa1	1,466,227
17,785	Total Nebraska			18,750,061
	Nevada – 2.0% (1.4% of Total Investments)
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,500	5.000%, 7/01/25 (Alternative Minimum Tax)	1/23 at 100.00	A	2,867,525
2,500	5.000%, 7/01/26 (Alternative Minimum Tax)	1/23 at 100.00	A	2,843,225
5,000	5.000%, 7/01/27 (Alternative Minimum Tax)	1/23 at 100.00	A	5,634,500
10,000	Total Nevada			11,345,250
	New Jersey – 4.6% (3.2% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,700	5.000%, 7/01/22 – NPFG Insured	1/15 at 100.00	AA–	1,727,574
1,700	5.000%, 7/01/23 – NPFG Insured	1/15 at 100.00	AA–	1,727,574
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/23	No Opt. Call	A2	5,735,800
3,850	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/15 – AMBAC Insured (ETM)	No Opt. Call	A (4)	4,029,911
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A2	1,207,200
4,225	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	No Opt. Call	AA+	4,682,652
6,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	7,482,720
24,475	Total New Jersey			26,593,431
	New York – 5.6% (3.9% of Total Investments)
4,080	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,268,822
2,890	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	3,067,041
3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	AA–	3,342,867
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	2,219,040
1,290	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	1,522,832
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31	7/24 at 100.00	BBB+	1,131,720
Nuveen Investments	33

NQI	Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,740	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.291%, 7/15/15 – AMBAC Insured (IF)	No Opt. Call	AA+	$1,998,407
4,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	4,034,480
430	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/14 at 100.00	AA	431,140
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B:
2,460	5.000%, 3/15/24 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	2,504,723
2,465	5.000%, 3/15/25 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	2,509,814
5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/17	No Opt. Call	AAA	5,528,000
30,655	Total New York			32,558,886
	North Carolina – 0.4% (0.3% of Total Investments)
2,140	North Carolina State, General Obligation Bonds, Refunding Series 2013C, 3.500%, 5/01/16	No Opt. Call	AAA	2,243,234
	North Dakota – 1.0% (0.7% of Total Investments)
	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
600	3.000%, 3/01/18	No Opt. Call	A	626,472
970	4.000%, 3/01/19	No Opt. Call	A	1,052,469
1,085	5.000%, 3/01/21	No Opt. Call	A	1,243,117
2,830	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	11/14 at 100.00	N/R	2,832,490
5,485	Total North Dakota			5,754,548
	Ohio – 5.2% (3.6% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
13,000	5.125%, 6/01/24	6/17 at 100.00	B–	10,887,760
8,480	5.875%, 6/01/30	6/17 at 100.00	B–	6,975,309
9,045	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	9,211,880
3,065	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA	3,215,216
33,590	Total Ohio			30,290,165
	Oklahoma – 0.2% (0.2% of Total Investments)
1,185	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	1,375,003
	Oregon – 0.1% (0.1% of Total Investments)
800	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.500%, 10/01/49	10/24 at 100.00	N/R	838,632
	Pennsylvania – 8.5% (5.9% of Total Investments)
3,000	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	AA–	3,147,030
1,165	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA	1,308,039
6,015	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,514,425
1,600	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (4)	1,729,776

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,450	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	$2,723,200
3,735	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	4,215,881
5,400	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	5,504,706
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	AA	5,410,050
7,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	8,443,853
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	AA–	2,082,000
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA	1,256,130
1,000	5.500%, 12/01/35 – AGM Insured	12/21 at 100.00	AA	1,122,150
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	5,803,375
46,130	Total Pennsylvania			49,260,615
	South Carolina – 2.7% (1.8% of Total Investments)
5,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2011B, 5.000%, 12/01/21	No Opt. Call	AA–	5,993,850
8,950	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	9,402,244
13,950	Total South Carolina			15,396,094
	South Dakota – 0.9% (0.6% of Total Investments)
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A:
250	5.000%, 7/01/27	7/21 at 100.00	AA–	283,228
4,350	5.000%, 7/01/42	7/21 at 100.00	AA–	4,725,362
4,600	Total South Dakota			5,008,590
	Texas – 13.6% (9.4% of Total Investments)
2,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	2,488,346
1,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB	1,984,886
1,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	1,606,290
5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A+	5,437,550
400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	416,816
3,355	Deer Park Independent School District, Harris County, Texas, Limited Tax School Building and Refunding Bonds, Series 2013, 5.000%, 2/15/23	2/22 at 100.00	AAA	4,042,339
4,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A1 (4)	5,009,280
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
3,500	5.125%, 9/01/32 – AGM Insured	9/16 at 100.00	AA	3,640,140
2,055	5.125%, 9/01/33 – AGM Insured	9/16 at 100.00	AA	2,137,282
17,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	24,425,079

Nuveen Investments	35

NQI	Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	$4,639,581
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	Baa3	5,772,846
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, Tarleton State University Project, Series 2014A:
2,200	5.000%, 4/01/39	4/24 at 100.00	BBB–	2,335,960
1,600	5.000%, 4/01/46	4/24 at 100.00	BBB–	1,692,496
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Baa2	641,848
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa3	2,696,742
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,500	5.000%, 12/15/29	No Opt. Call	A3	2,761,175
2,500	5.000%, 12/15/30	No Opt. Call	A3	2,751,900
800	5.000%, 12/15/32	No Opt. Call	A3	869,432
3,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/22	No Opt. Call	AAA	3,673,710
66,480	Total Texas			79,023,698
	Utah – 0.8% (0.6% of Total Investments)
3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust R-11752, 12.932%, 6/15/27 – AGM Insured (IF)	6/18 at 100.00	AAA	4,716,744
	Vermont – 0.3% (0.2% of Total Investments)
2,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.375%, 5/01/36	5/16 at 100.00	N/R	2,023,140
	Washington – 9.0% (6.2% of Total Investments)
10,355	King County School District 403 Renton, Washington, General Obligation Bonds, Series 2012, 5.000%, 12/01/19	No Opt. Call	AA+	12,267,983
8,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	8,700,640
1,665	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.521%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	2,102,462
1,970	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,162,469
10,000	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2012R-13A, 5.000%, 7/01/21	No Opt. Call	AA+	12,096,300
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/28 – NPFG Insured (UB) (5)	No Opt. Call	AA+	14,643,793
53,500	Total Washington			51,973,647

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.7% (1.2% of Total Investments)
$8,655	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	$9,914,735
	Wisconsin – 4.9% (3.4% of Total Investments)
3,490	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 4.500%, 2/15/40	2/22 at 100.00	A–	3,599,202
11,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	12,362,900
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	A2 (4)	1,577,475
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	BBB+	1,103,940
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	A–	1,088,120
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	1,027,010
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
2,565	5.000%, 12/01/44 (WI/DD, Settling 11/13/14)	12/22 at 102.00	N/R	2,468,428
1,775	5.250%, 12/01/49 (WI/DD, Settling 11/13/14)	12/22 at 102.00	N/R	1,748,375
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,011,250
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,519,440
1,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	A1 (4)	1,031,860
26,580	Total Wisconsin			28,538,000
	Wyoming – 0.6% (0.4% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	BBB+	1,111,230
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB+	1,134,140
1,120	Wyoming Community Development Authority, Housing Revenue Bonds, 2012 Series 1, 4.375%, 12/01/32 (Alternative Minimum Tax)	12/21 at 100.00	AA+	1,154,014
3,120	Total Wyoming			3,399,384
$794,560	Total Municipal Bonds (cost $770,636,131)			838,576,065

Nuveen Investments	37

NQI	Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$617	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$111,107
167	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	22,259
$784	Total Corporate Bonds (cost $62,541)				133,366
	Total Long-Term Investments (cost $770,698,672)				838,709,431
	Floating Rate Obligations – (5.1)%				(29,750,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (41.5)% (8)				(240,400,000)
	Other Assets Less Liabilities – 2.0%				11,429,578
	Net Assets Applicable to Common Shares – 100%				$579,989,009

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.7%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

38	Nuveen Investments

NIO
Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 148.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 148.5% (100.0% of Total Investments)
	Alabama – 0.5% (0.3% of Total Investments)
$6,850	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	$7,253,945
	Arizona – 3.0% (2.0% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB+	4,510,914
4,545	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	AA–	4,978,139
	Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A:
2,000	5.000%, 9/01/25 (Pre-refunded 3/01/15) – AMBAC Insured	3/15 at 100.00	AA– (4)	2,032,340
2,000	5.000%, 9/01/27 (Pre-refunded 3/01/15) – AMBAC Insured	3/15 at 100.00	AA– (4)	2,032,340
1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	1,030,390
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	AA	3,281,340
5,200	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 15.165%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	AA	5,718,336
5,015	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/41 – FGIC Insured	7/15 at 100.00	AA+	5,137,868
13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	13,885,797
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33	8/23 at 100.00	Baa1	2,237,740
42,480	Total Arizona			44,845,204
	Arkansas – 0.2% (0.1% of Total Investments)
2,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 – AMBAC Insured	9/15 at 100.00	A1	2,738,151
	California – 19.5% (13.1% of Total Investments)
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
30	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	30,122
200	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	200,816
3,470	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	3,484,158
25	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	25,102
140	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	140,571
2,655	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	2,665,832
3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	3,288,240
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	806,319
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
3,220	9.303%, 2/15/20 (IF) (5)	No Opt. Call	AA	3,940,507
1,275	9.303%, 2/15/20 (IF) (5)	No Opt. Call	AA	1,560,294
1,215	9.295%, 2/15/20 (IF) (5)	No Opt. Call	AA	1,486,625
10,150	California State, General Obligation Bonds, Various Purpose Series 2004, 5.000%, 6/01/31 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	Aa3 (4)	10,191,412

Nuveen Investments	39

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA– (4)	$3,627,400
2,985	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Subordinated Series 2005A, 5.000%, 6/01/27 – NPFG Insured	6/15 at 100.00	AAA	3,066,938
2,765	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Subordinated Series 2005A, 5.000%, 6/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AA– (4)	2,843,471
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
2,400	5.750%, 1/15/46	1/24 at 100.00	BBB–	2,766,576
5,400	6.000%, 1/15/49	1/24 at 100.00	BBB–	6,284,196
10,050	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A1	10,315,119
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
13,620	4.500%, 6/01/27	6/17 at 100.00	B	12,795,037
5,290	5.000%, 6/01/33	6/17 at 100.00	B	4,346,264
1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,542,922
5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	4,206,552
2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA	3,004,081
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	3,234,480
5,720	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	3,713,939
5,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	5,385,848
	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	5.200%, 6/15/30 – AMBAC Insured	12/14 at 100.00	N/R	15,022,200
6,000	5.125%, 6/15/33 – AMBAC Insured	12/14 at 100.00	N/R	6,007,860
2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	AA–	2,056,001
6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	1/15 at 100.00	AA	6,022,260
2,970	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA (4)	3,078,375
510	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	580,196
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,618,050
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,489,400
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	A+	11,285,400
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa	61,038,100
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	2,886,306
8,275	5.000%, 1/15/50 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	8,713,989

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$31,615	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 5.250%, 1/15/30 (Pre-refunded 12/08/14) – NPFG Insured	12/14 at 100.00	AA– (4)	$31,751,577
21,255	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	21,593,380
5,625	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	7,160,850
5,625	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	AA– (4)	7,098,694
6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 – AGM Insured	6/16 at 100.00	Aa1	6,941,734
293,440	Total California			293,297,193
	Colorado – 5.2% (3.5% of Total Investments)
1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,092,798
1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 (Pre-refunded 11/01/15) – AGM Insured	11/15 at 100.00	AA (4)	1,996,558
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	197,303
6,630	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	7,497,933
550	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	620,763
7,415	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	8,279,515
1,740	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2005B, 5.000%, 12/15/28 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa1 (4)	1,750,388
35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 – NPFG Insured	No Opt. Call	AA–	27,903,684
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	6,350,100
4,520	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	AA (4)	4,546,849
4,335	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA	4,724,326
2,500	Summit County School District RE-1, Summit, Colorado, General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	Aa1 (4)	2,510,200
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	AA–	9,243,665
15	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	15,352
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
645	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	663,305
340	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	349,649
86,360	Total Colorado			77,742,388
	Connecticut – 0.2% (0.2% of Total Investments)
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	3,707,178
	District of Columbia – 0.4% (0.3% of Total Investments)
2,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	2,970,317

Nuveen Investments	41

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$2,670	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.861%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	$3,134,660
5,550	Total District of Columbia			6,104,977
	Florida – 14.3% (9.6% of Total Investments)
1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/15 at 100.00	Aa3	1,298,413
1,275	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	4/15 at 100.00	A+	1,279,985
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	6,535,020
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
5,110	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	AA	5,665,150
12,585	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	AA	13,781,708
3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	AA– (4)	3,085,320
	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
775	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	3/15 at 100.00	AA+	777,302
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	3/15 at 100.00	AA+	1,892,967
2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 (Pre-refunded 2/01/15) – NPFG Insured	2/15 at 100.00	AA– (4)	2,530,500
2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA (4)	2,591,000
1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	AA–	1,220,256
90	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18	11/14 at 100.00	A3	90,271
1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA	2,084,267
2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	2,892,175
1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 – NPFG Insured	7/15 at 100.00	Aa2	1,030,800
1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	1,043,200
2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA– (4)	2,675,627
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	5/15 at 102.00	A3	1,697,393
1,830	5.000%, 5/01/27 – NPFG Insured	5/15 at 102.00	A3	1,886,456
4,665	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA	5,204,134
1,505	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/21 – AMBAC Insured	4/15 at 100.00	A–	1,510,448
1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 NPFG Insured	4/17 at 100.00	AA–	1,048,770
3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 – NPFG Insured	10/17 at 100.00	AA–	3,276,690
3,230	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/43	10/24 at 100.00	BBB+	3,535,074

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A–	$5,573,450
3,200	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/30 (Alternative Minimum Tax)	No Opt. Call	A	3,584,480
915	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002A, 5.125%, 10/01/35 – AGM Insured	4/15 at 100.00	AA	917,599
12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005A, 5.000%, 6/01/32 – NPFG Insured	12/15 at 100.00	AA–	13,085,936
5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	AA–	5,452,787
3,015	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA	3,329,284
6,655	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	7,390,843
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 9B, Series 2005:
1,290	5.000%, 8/01/23 – NPFG Insured	8/15 at 102.00	AA–	1,332,325
2,145	5.000%, 8/01/29 – NPFG Insured	8/15 at 102.00	AA–	2,210,208
2,000	Okaloosa County, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 7/01/36 – AGM Insured	7/16 at 100.00	AA	2,113,560
3,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	3,752,770
1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 – FGIC Insured	8/17 at 100.00	AA	1,090,290
2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA–	2,662,975
170	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	193,237
900	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	1/15 at 100.00	AA	901,467
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,291,300
3,000	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 – AGM Insured	4/16 at 100.00	AA+	3,158,010
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,080,760
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
5,450	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA	6,138,608
8,520	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	AA	9,481,141
1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,946,146
5,740	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (4)	6,597,671
765	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	Aa2	797,237
	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
1,355	5.500%, 10/01/15 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,421,503
1,200	5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,473,288
2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,600,625
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA	454,816

Nuveen Investments	43

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,485	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	1/15 at 100.00	Aaa	$1,501,513
10,335	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 – CIFG Insured	4/16 at 100.00	A3	10,497,673
21,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A	23,183,194
12,000	Volusia County School Board, Florida, Certificates of Participation, Master Lease Program Series 2007, 5.000%, 8/01/32 – AGM Insured	8/17 at 100.00	Aa3	12,491,400
4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa3	4,422,872
1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	A2 (4)	1,792,301
200,400	Total Florida			214,554,195
	Georgia – 1.4% (0.9% of Total Investments)
10,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	11,481,000
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	3,037,355
3,385	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 4.250%, 11/15/42	No Opt. Call	Aa2	3,509,805
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	A+	2,497,815
18,460	Total Georgia			20,525,975
	Hawaii – 0.0% (0.0% of Total Investments)
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	191,639
	Idaho – 0.6% (0.4% of Total Investments)
6,085	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	6,603,807
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	A+	1,070,490
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	A+	1,138,560
8,150	Total Idaho			8,812,857
	Illinois – 11.7% (7.9% of Total Investments)
1,050	Bedford Park, Illinois, General Obligation Bonds, Series 2004A, 5.250%, 12/15/20 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	AA (4)	1,056,594
8,470	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	No Opt. Call	AA	9,585,838
7,700	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA	8,678,285
7,200	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	7,578,576
7,095	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	7,945,336
6,160	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	5,907,502
3,400	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36	11/23 at 100.00	A2	3,764,684
3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	12/14 at 100.00	A3	3,341,229

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,315	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	$2,498,834
5,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	BBB	6,046,183
5,070	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	5,339,369
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,677,730
6,720	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	7,806,221
14,975	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	16,317,509
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	A–	3,510,432
2,000	5.250%, 2/01/33	2/24 at 100.00	A–	2,184,300
1,575	5.250%, 2/01/34	2/24 at 100.00	A–	1,716,325
7,000	5.000%, 2/01/39	2/24 at 100.00	A–	7,400,400
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	A–	543,956
1,630	5.000%, 5/01/39	5/24 at 100.00	A–	1,725,388
	Illinois State, General Obligation Bonds, Refunding Series 2012:
3,160	5.000%, 8/01/21	No Opt. Call	A–	3,560,277
1,225	5.000%, 8/01/22	No Opt. Call	A–	1,375,099
2,740	5.000%, 8/01/23	No Opt. Call	A–	3,063,594
270	5.000%, 8/01/25	8/22 at 100.00	A–	294,891
1,425	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	1,563,211
5,405	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/24 – AGM Insured	7/16 at 100.00	AA	5,788,269
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 17.858%, 1/01/21 (IF) (5)	No Opt. Call	AA–	2,058,867
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Tender Option Bond Trust 3861, 15.235%, 6/15/18 (IF) (5)	No Opt. Call	AAA	6,354,500
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
20,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	4,665,600
10,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	2,210,900
20,045	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	7,749,998
5,920	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.634%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA	6,846,184
	Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
4,260	5.000%, 12/01/22 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AAA	4,277,296
2,365	5.000%, 12/01/23 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AAA	2,374,602
5,345	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48	11/23 at 100.00	BB+	6,271,449
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	2,607,040
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	AA	1,170,814
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	AA	1,284,953
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	AA	1,433,933
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,306,095
2,085	7.250%, 12/01/29 – AGM Insured	12/20 at 100.00	AA	2,588,382
2,295	7.250%, 12/01/30 – AGM Insured	12/20 at 100.00	AA	2,849,082
197,670	Total Illinois			176,319,727

Nuveen Investments	45

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 8.4% (5.7% of Total Investments)
$12,040	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	A2	$13,450,968
12,360	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	13,485,007
3,450	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	3,621,155
14,760	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	15,830,986
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	Aa2	5,521,450
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	20,107,711
11,200	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	N/R (4)	11,472,048
8,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	9,068,650
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	1/20 at 100.00	AA	5,603,450
20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 AMBAC Insured	No Opt. Call	AA	13,047,200
9,615	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	10,844,759
935	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,045,358
2,040	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	2,338,513
1,500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	1,553,805
124,370	Total Indiana			126,991,060
	Iowa – 1.3% (0.9% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	11,237,700
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
2,020	5.375%, 6/01/38	6/15 at 100.00	B+	1,685,246
1,230	5.500%, 6/01/42	6/15 at 100.00	B+	1,040,396
445	5.625%, 6/01/46	6/15 at 100.00	B+	376,826
5,600	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	5,013,904
19,295	Total Iowa			19,354,072
	Kansas – 0.1% (0.1% of Total Investments)
1,475	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A+	1,645,318
	Kentucky – 2.5% (1.7% of Total Investments)
5,170	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	5,976,106
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
3,330	0.000%, 7/01/43	7/31 at 100.00	Baa3	2,268,829
5,735	0.000%, 7/01/46	7/31 at 100.00	Baa3	3,907,657

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
$1,445	5.750%, 7/01/49	7/23 at 100.00	Baa3	$1,647,459
290	6.000%, 7/01/53	7/23 at 100.00	Baa3	333,790
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
3,860	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA	4,507,554
10,000	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA	11,587,500
7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 – AMBAC Insured	7/16 at 100.00	AA+	8,037,000
37,330	Total Kentucky			38,265,895
	Louisiana – 3.8% (2.5% of Total Investments)
3,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA	3,837,825
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,400	5.000%, 5/01/25 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,458,296
4,415	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	4,522,240
5,000	5.000%, 5/01/27 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	5,121,450
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
3,300	4.750%, 5/01/39 – AGM Insured	5/16 at 100.00	Aa1	3,460,743
35,725	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	37,267,963
38	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 16.135%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	44,953
54,208	Total Louisiana			56,713,470
	Maine – 0.1% (0.0% of Total Investments)
1,015	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1	1,075,697
	Maryland – 0.4% (0.2% of Total Investments)
5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+	5,503,212
	Massachusetts – 2.3% (1.6% of Total Investments)
4,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	5,103,810
3,225	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	3,278,503
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.561%, 12/15/34 (IF) (5)	12/19 at 100.00	AAA	7,654,040
11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (4)	11,422,070
7,255	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	7,461,405
31,310	Total Massachusetts			34,919,828
	Michigan – 3.2% (2.2% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA	6,523,383
1,695	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,822,600
6,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	4/15 at 100.00	AA–	6,001,320
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,215,100

Nuveen Investments	47

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$8,260	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3	$9,358,497
11,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	Aa2	11,858,550
10,000	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.250%, 12/01/25 – NPFG Insured	12/14 at 100.00	AA–	10,006,400
45,445	Total Michigan			48,785,850
	Minnesota – 0.8% (0.5% of Total Investments)
5,465	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	6,432,086
5,020	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	5,798,251
10,485	Total Minnesota			12,230,337
	Missouri – 0.5% (0.3% of Total Investments)
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43	2/22 at 100.00	A1	2,433,758
305	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	335,268
4,125	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	AA–	4,993,395
6,680	Total Missouri			7,762,421
	Montana – 0.2% (0.2% of Total Investments)
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefits Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 – AGM Insured	1/21 at 100.00	AA	3,426,690
	Nebraska – 2.7% (1.9% of Total Investments)
4,010	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	4,310,991
27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/16 at 100.00	AA	27,822,655
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	5,712,200
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (4)	1,032,340
2,460	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Subordinated Lien Series 2014CC, 4.000%, 2/01/38 (WI/DD, Settling 11/06/14)	2/24 at 100.00	AA–	2,533,800
39,595	Total Nebraska			41,411,986
	Nevada – 2.7% (1.8% of Total Investments)
7,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2005A, 5.000%, 6/15/19 – FGIC Insured	6/15 at 101.00	AA–	7,273,000
3,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA	3,430,440
16,890	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	19,113,569
10,285	Henderson, Nevada, General Obligation Bonds, Sewer Series 2004, 5.000%, 6/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA (4)	10,326,963
37,175	Total Nevada			40,143,972

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 3.8% (2.6% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
$3,850	5.000%, 7/01/22 – NPFG Insured	1/15 at 100.00	AA–	$3,912,447
3,850	5.000%, 7/01/23 – NPFG Insured	1/15 at 100.00	AA–	3,912,447
5,900	5.000%, 7/01/29 – NPFG Insured	1/15 at 100.00	AA–	5,995,698
26,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	32,425,120
3,320	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/21 (Pre-refunded 1/01/15) – AGM Insured	1/15 at 100.00	AA (4)	3,347,058
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,320	4.500%, 6/01/23	6/17 at 100.00	BB	3,294,004
1,545	4.625%, 6/01/26	6/17 at 100.00	B+	1,420,288
1,470	4.750%, 6/01/34	6/17 at 100.00	B2	1,100,398
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	Aa3	1,709,103
50,585	Total New Jersey			57,116,563
	New Mexico – 1.2% (0.8% of Total Investments)
3,660	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Subordinate Series 2005, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	AA–	3,765,298
13,600	University of New Mexico, Revenue Bonds, System Improvement Subordinated Lien Series 2007A, 5.000%, 6/01/36 – AGM Insured	6/17 at 100.00	AA	14,751,376
17,260	Total New Mexico			18,516,674
	New York – 7.3% (4.9% of Total Investments)
1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	AA–	1,901,188
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	Aa1	8,328,330
3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 (Pre-refunded 3/15/15) – AMBAC Insured	3/15 at 100.00	AAA	3,395,630
3,720	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	3,892,162
12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	13,265,750
6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – NPFG Insured	9/16 at 100.00	AA–	6,378,420
2,500	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	2,773,800
10,610	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	11,581,452
3,025	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	3,570,982
2,615	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	3,186,508
85	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 – AMBAC Insured	9/15 at 100.00	AA	88,335
4,915	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	Aa2 (4)	5,113,664
10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	10,195,900

Nuveen Investments	49

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$7,870	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	$7,937,839
1,655	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/26 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2 (4)	1,668,488
14,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	14,424,900
3,650	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	3,716,357
4,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB	4,660,539
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,135	5.000%, 11/15/28	No Opt. Call	A+	2,515,457
2,430	0.000%, 11/15/31	No Opt. Call	A+	1,313,974
1,460	0.000%, 11/15/32	No Opt. Call	A+	752,046
106,265	Total New York			110,661,721
	North Carolina – 1.7% (1.1% of Total Investments)
750	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	751,868
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	11,409,200
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	5,205,501
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
3,205	5.000%, 5/01/23 – AMBAC Insured	5/15 at 100.00	Aa3	3,278,266
3,295	5.000%, 5/01/24 – AMBAC Insured	5/15 at 100.00	Aa3	3,370,324
830	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	Aa3	950,259
22,795	Total North Carolina			24,965,418
	North Dakota – 0.7% (0.5% of Total Investments)
2,245	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	2,416,630
	Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	5.000%, 12/15/22 – NPFG Insured	12/15 at 100.00	Aa3	2,307,889
1,355	5.000%, 12/15/23 – NPFG Insured	12/15 at 100.00	Aa3	1,424,688
3,000	5.000%, 12/15/24 – NPFG Insured	12/15 at 100.00	Aa3	3,152,190
1,890	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	2,003,646
10,685	Total North Dakota			11,305,043
	Ohio – 7.8% (5.3% of Total Investments)
1,730	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	1,880,320
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
1,930	5.000%, 5/01/33	5/22 at 100.00	AA–	2,148,457
2,540	4.000%, 5/01/33	5/22 at 100.00	AA–	2,558,847
2,420	5.000%, 5/01/42	5/22 at 100.00	AA–	2,650,118

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$16,145	5.125%, 6/01/24	6/17 at 100.00	B–	$13,521,760
370	5.875%, 6/01/30	6/17 at 100.00	B–	304,347
11,600	5.750%, 6/01/34	6/17 at 100.00	B–	9,182,908
1,860	5.875%, 6/01/47	6/17 at 100.00	B	1,478,533
8,310	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	AA	9,011,613
2,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (4)	2,008,580
6,000	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	6,545,760
2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	A3	2,263,719
19,535	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	19,895,421
6,425	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	AA	7,218,166
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
1,725	17.295%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,576,805
1,250	17.295%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,867,250
625	17.295%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	933,625
1,750	17.286%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,613,660
390	17.168%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	581,112
2,000	16.270%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,987,600
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,363,441
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,451,340
9,235	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	2/23 at 100.00	BB+	9,330,859
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
665	5.750%, 12/01/32	12/22 at 100.00	N/R	685,535
660	6.000%, 12/01/42	12/22 at 100.00	N/R	679,965
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	AA	2,264,180
113,750	Total Ohio			118,003,921
	Oklahoma – 2.5% (1.7% of Total Investments)
	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
3,500	5.000%, 7/01/24 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	3,613,190
7,500	5.000%, 7/01/27 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	7,742,550
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2010:
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,153,920
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,684,320
3,500	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Refunding Series 2014A, 5.000%, 1/01/38 (WI/DD, Settling 11/21/14)	1/25 at 100.00	A	3,972,955
19,060	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	19,343,041
36,060	Total Oklahoma			37,509,976

Nuveen Investments	51

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.5% (0.3% of Total Investments)
$2,535	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA (4)	$2,596,575
4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31	4/21 at 100.00	AAA	4,709,280
6,535	Total Oregon			7,305,855
	Pennsylvania – 5.4% (3.7% of Total Investments)
2,165	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA	2,430,819
7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	8,466,119
7,630	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	8,222,927
5,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	5,835,428
1,560	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,760,850
1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	AA–	1,835,478
11,100	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	11,315,229
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	2,797,778
1,300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	1,373,996
10,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	10,756,500
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA	7,572,978
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	5,673,032
6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 – AGM Insured	8/15 at 100.00	Aa1	6,528,978
	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	5.000%, 1/15/22 – AGM Insured	1/16 at 100.00	AA	3,465,248
3,450	5.000%, 1/15/23 – AGM Insured	1/16 at 100.00	AA	3,638,439
76,660	Total Pennsylvania			81,673,799
	Puerto Rico – 0.6% (0.4% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	AA+ (4)	2,579,125
1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG	No Opt. Call	AA	1,554,232
	Insured Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
14,195	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,984,461
5,900	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	BBB	708,000
36,550	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	BBB	2,809,233
60,695	Total Puerto Rico			9,635,051
	Rhode Island – 0.9% (0.6% of Total Investments)
2,195	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 - NPFG Insured	1/15 at 100.00	AA–	2,201,497
52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island (continued)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
$260	6.125%, 6/01/32	12/14 at 100.00	BBB+	$261,308
11,645	6.250%, 6/01/42	12/14 at 100.00	BBB–	11,644,068
14,100	Total Rhode Island			14,106,873
	South Carolina – 6.0% (4.1% of Total Investments)
14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 9.756%, 8/01/15 – AGM Insured (IF)	No Opt. Call	Aa1	17,896,440
4,085	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 – AGC Insured	4/21 at 100.00	AA	4,444,807
4,100	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2013, 4.000%, 2/01/28	2/23 at 100.00	A	4,365,106
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	1,465,425
20,790	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	23,094,572
10,195	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	11,633,107
15,795	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	16,593,121
10,250	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	11,501,115
81,115	Total South Carolina			90,993,693
	South Dakota – 0.2% (0.1% of Total Investments)
2,055	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	2,283,865
	Tennessee – 0.5% (0.3% of Total Investments)
6,160	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	6,966,406
	Texas – 8.3% (5.6% of Total Investments)
4,405	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	4,807,529
12,700	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	13,787,628
9,035	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	9,837,760
4,330	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013-9A, 18.033%, 4/01/53 (IF)	10/23 at 100.00	AA+	5,814,194
25,000	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/14 at 100.00	AA–	25,016,500
590	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	B	625,223
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	7,217,173
3,500	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B, 5.000%, 8/15/43	8/19 at 100.00	BBB+	3,616,270
50	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2001, 5.000%, 5/15/21 – NPFG Insured	No Opt. Call	AA–	50,186

Nuveen Investments	53

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
$2,355	5.750%, 12/01/33	12/25 at 100.00	Baa2	$2,640,191
2,385	6.125%, 12/01/38	12/25 at 100.00	Baa2	2,671,510
8,425	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	Aa2	9,478,209
24,330	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding & Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA	26,996,081
1,750	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/30	No Opt. Call	A3	1,926,330
7,600	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (4)	8,221,984
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	11/14 at 100.00	AA–	1,890,030
114,995	Total Texas			124,596,798
	Utah – 1.1% (0.7% of Total Investments)
15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 – AGM Insured (UB) (5)	6/18 at 100.00	AAA	16,766,550
	Virginia – 2.5% (1.7% of Total Investments)
10,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	11,108,700
8,435	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	8,834,903
985	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	1,071,916
15	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	17,968
5,740	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52 Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:	No Opt. Call	BBB–	6,104,260
1,740	0.000%, 7/01/32	No Opt. Call	BBB–	750,462
2,465	0.000%, 7/01/33	No Opt. Call	BBB–	1,005,917
960	0.000%, 7/01/34	No Opt. Call	BBB–	373,738
1,330	0.000%, 7/01/35	No Opt. Call	BBB–	482,418
2,300	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	2,405,478
5,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,478,274
3,900	Total Virginia			37,634,034
	Washington – 7.2% (4.8% of Total Investments)
10,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/15 at 100.00	AAA	10,110,900
2,500	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/29 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA (4)	2,520,375

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$3,500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2004, 5.000%, 10/01/24 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA+ (4)	$3,514,210
7,500	King County, Washington, General Obligation Sewer Bonds, Series 2009, Trust 1W, 9.560%, 1/01/39 – AGC Insured (IF) (5)	1/19 at 100.00	Aa1	9,538,950
17,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	18,488,860
4,345	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.521%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	5,486,605
11,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2005A, 5.000%, 3/01/35 – NPFG Insured	3/15 at 100.00	AA–	11,126,940
2,375	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	2,480,450
	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,235,743
4,085	5.000%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,443,622
4,290	5.000%, 12/01/26 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,657,310
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4742, 18.454%, 10/01/44 (IF) (5)	10/24 at 100.00	AA	1,898,300
2,510	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	2,856,606
6,540	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	7,220,160
17,845	Washington State, General Obligation Bonds, 2007A Series 2006, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA+ (4)	19,239,765
98,630	Total Washington			107,818,796
	West Virginia – 2.5% (1.7% of Total Investments)
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	AAA	11,339,300
22,400	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	25,660,320
32,400	Total West Virginia			36,999,620
	Wisconsin – 1.8% (1.2% of Total Investments)
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	9,454,558
5,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	5,608,264
10,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	11,337,313
23,850	Total Wisconsin			26,400,135
$2,210,763	Total Municipal Bonds (cost $2,060,685,876)			2,235,584,028

Nuveen Investments	55

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$588	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$105,899
159	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	21,214
$747	Total Corporate Bonds (cost $59,609)				127,113
	Total Long-Term Investments (cost $2,060,745,485)				2,235,711,141
	Floating Rate Obligations – (6.1)%				(92,198,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.3)% (8)				(667,200,000)
	Other Assets Less Liabilities – 1.9%				29,198,375
	Net Assets Applicable to Common Shares – 100%				$1,505,511,183

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.8%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

56	Nuveen Investments

NVG
Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 140.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 140.2% (99.8% of Total Investments)
	Alaska – 0.6% (0.4% of Total Investments)
$3,035	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	12/14 at 100.00	B2	$2,428,668
	Arizona – 1.8% (1.3% of Total Investments)
6,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	7,750,380
	California – 19.2% (13.7% of Total Investments)
2,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	1,741,780
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA	3,385,784
	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A:
1,485	5.000%, 10/01/26 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	Aa3 (4)	1,551,083
1,565	5.000%, 10/01/27 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	Aa3 (4)	1,634,643
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	10,960,800
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
855	9.303%, 2/15/20 (IF) (5)	No Opt. Call	AA	1,046,315
375	9.303%, 2/15/20 (IF) (5)	No Opt. Call	AA	458,910
340	9.295%, 2/15/20 (IF) (5)	No Opt. Call	AA	416,010
14,345	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA	5,104,955
	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured	8/28 at 100.00	A2	2,014,910
3,600	0.000%, 8/01/34 – AGM Insured	8/28 at 100.00	A2	2,733,948
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
1,210	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,394,815
1,210	6.000%, 1/15/49	1/24 at 100.00	BBB–	1,408,125
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	2,470,857
16,665	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A1	17,117,621
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,110	4.500%, 6/01/27	6/17 at 100.00	B	1,982,197
1,270	5.000%, 6/01/33	6/17 at 100.00	B	1,043,432
1,000	5.750%, 6/01/47	6/17 at 100.00	B	817,570
365	5.125%, 6/01/47	6/17 at 100.00	B	272,845
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	4,015,518
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,348,250
2,675	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	2,770,605

Nuveen Investments	57

NVG	Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/25 at 100.00	AA	$4,402,403
160	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	182,022
6,820	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	6,928,574
4,275	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Series 2006, 3.500%, 7/01/29 – AGM Insured	7/16 at 100.00	Aa1	4,306,934
1,690	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA (4)	1,751,516
97,465	Total California			83,262,422
	Colorado – 7.4% (5.3% of Total Investments)
16,655	Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA– (4)	17,257,408
750	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	761,775
2,225	Colorado Department of Transportation, Revenue Anticipation Bonds, Series 2004A, 5.000%, 12/15/16 (Pre-refunded 12/15/14) – FGIC Insured	12/14 at 100.00	Aa2 (4)	2,238,283
170	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	191,872
17,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	AA–	11,832,000
36,800	Total Colorado			32,281,338
	District of Columbia – 2.1% (1.5% of Total Investments)
900	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	928,224
6,805	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	A–	7,071,416
935	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.861%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,097,718
8,640	Total District of Columbia			9,097,358
	Florida – 6.4% (4.5% of Total Investments)
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	3,267,510
1,430	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.125%, 11/01/43	11/23 at 100.00	BBB–	1,585,126
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A:
3,445	6.000%, 4/01/42	4/23 at 100.00	Baa1	3,998,577
1,720	5.625%, 4/01/43	4/23 at 100.00	Baa1	1,942,258
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
165	5.250%, 12/01/17	12/14 at 100.00	AA–	165,601
100	5.250%, 12/01/18	12/14 at 100.00	AA–	100,336
5,825	JEA, Florida, Electric System Revenue Bonds, Series Three 2013B, 5.000%, 10/01/38	10/18 at 100.00	Aa2	6,471,925
2,335	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA	2,604,856

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/31 – AGM Insured	2/21 at 100.00	AA	$1,779,237
2,400	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,663,616
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	804,165
60	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	68,201
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	1,057,340
1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,040,250
24,775	Total Florida			27,548,998
	Georgia – 5.6% (4.0% of Total Investments)
6,925	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	AA	7,192,167
5,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/29	No Opt. Call	Aa3	5,725,300
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004:
500	5.000%, 11/01/34 – AGM Insured	No Opt. Call	AA	501,545
10	5.000%, 11/01/43 – AGM Insured	No Opt. Call	AA	10,031
7,000	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36	2/18 at 100.00	AAA	7,776,860
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	1,129,100
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,876,776
22,145	Total Georgia			24,211,779
	Guam – 0.2% (0.2% of Total Investments)
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	172,844
650	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	734,754
800	Total Guam			907,598
	Hawaii – 1.3% (0.9% of Total Investments)
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A2	5,723,650
	Idaho – 1.7% (1.2% of Total Investments)
2,895	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	3,141,828
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
3,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	A+	3,211,470
1,130	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	A+	1,208,049
7,025	Total Idaho			7,561,347
	Illinois – 12.7% (9.0% of Total Investments)
3,745	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	No Opt. Call	AA	4,238,366
3,600	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	3,789,288

Nuveen Investments	59

NVG	Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
$2,500	0.000%, 2/01/33	2/21 at 100.00	AA	$894,675
2,000	0.000%, 2/01/34	2/21 at 100.00	AA	663,100
2,845	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	3,185,973
1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	1,079,410
5,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	5,448,250
3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	AA–	3,736,495
	Illinois State, General Obligation Bonds, Refunding Series 2012:
635	5.000%, 8/01/21	No Opt. Call	A–	715,435
500	5.000%, 8/01/22	No Opt. Call	A–	561,265
685	5.000%, 8/01/23	No Opt. Call	A–	765,899
4,000	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/28	3/15 at 100.00	A–	4,015,720
455	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	499,130
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	AAA	6,133,750
17,465	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	4,074,235
3,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.634%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA	3,856,761
3,900	Rosemont, Illinois, General Obligation Bonds, Series 2011A, 5.600%, 12/01/35 – AGM Insured	12/20 at 100.00	AA	4,346,277
5,000	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AAA	5,021,350
1,680	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48	11/23 at 100.00	BB+	1,971,194
86,845	Total Illinois			54,996,573
	Indiana – 7.8% (5.6% of Total Investments)
1,050	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	1,102,091
5,370	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,759,647
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
550	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	604,236
7,250	5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	7,758,153
1,850	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	2,042,400
6,035	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	N/R (4)	6,181,590
3,215	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	3,430,084
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	5,639,500
315	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	352,179
765	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	876,942
31,400	Total Indiana			33,746,822

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 0.8% (0.6% of Total Investments)
$480	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	$518,472
450	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	380,633
2,800	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	2,506,952
3,730	Total Iowa			3,406,057
	Kansas – 0.9% (0.6% of Total Investments)
3,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	3,824,695
	Kentucky – 1.4% (1.0% of Total Investments)
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,030	0.000%, 7/01/43	7/31 at 100.00	Baa3	701,770
1,775	0.000%, 7/01/46	7/31 at 100.00	Baa3	1,209,432
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
945	5.750%, 7/01/49	7/23 at 100.00	Baa3	1,077,404
190	6.000%, 7/01/53	7/23 at 100.00	Baa3	218,690
2,415	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA	2,820,140
6,355	Total Kentucky			6,027,436
	Louisiana – 5.5% (3.9% of Total Investments)
1,175	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,273,054
1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA	1,152,500
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA	5,559,750
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
770	4.750%, 5/01/39 – AGM Insured	5/16 at 100.00	Aa1	807,507
8,270	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	8,627,182
3	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-3, 16.102%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	3,907
6,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/36 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	6,423,180
22,218	Total Louisiana			23,847,080
	Massachusetts – 4.0% (2.8% of Total Investments)
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	1,134,180
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,016,590
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,073,240
8,050	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	8,358,879
200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 – AMBAC Insured	8/17 at 100.00	AA+	218,782
2,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	2,510,100

Nuveen Investments	61

NVG	Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$2,775	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured	2/17 at 100.00	AA+	$2,853,949
16,525	Total Massachusetts			17,165,720
	Michigan – 4.0% (2.9% of Total Investments)
1,055	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/31 – AGM Insured	5/17 at 100.00	AA	1,138,567
1,290	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,387,111
3,230	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	Aa2	3,541,081
4,000	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	4,299,360
1,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	1,071,700
1,225	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	Aa2	1,278,508
275	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	301,136
2,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	Aa2	3,077,833
1,250	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	1,291,263
16,180	Total Michigan			17,386,559
	Minnesota – 0.5% (0.3% of Total Investments)
1,980	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA	1,996,256
	Missouri – 0.6% (0.5% of Total Investments)
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	2,704,155
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	109,924
2,560	Total Missouri			2,814,079
	Nebraska – 2.4% (1.7% of Total Investments)
6,360	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005, 5.000%, 9/01/32 (Pre-refunded 9/01/15)	9/15 at 100.00	AA (4)	6,616,308
3,900	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Subordinate Lien Series 2007AA, 4.500%, 2/01/27 (Pre-refunded 2/01/15) – FGIC Insured	2/15 at 100.00	AA– (4)	3,942,588
10,260	Total Nebraska			10,558,896
	Nevada – 2.8% (2.0% of Total Investments)
2,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA	2,687,178
6,885	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	7,791,410
1,300	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	1,452,243
10,535	Total Nevada			11,930,831
	New Jersey – 1.8% (1.3% of Total Investments)
1,900	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	1/15 at 100.00	AA–	1,930,818

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A2	$2,502,665
1,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	1,496,544
200	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.258%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	283,534
2,025	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	1,515,854
7,475	Total New Jersey			7,729,415
	New York – 5.3% (3.8% of Total Investments)
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	AA–	1,132,622
3,660	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/23 (Pre-refunded 2/15/15) – AMBAC Insured	2/15 at 100.00	AA (4)	3,711,679
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.603%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,697,620
1,335	13.592%, 2/15/33 (IF)	2/19 at 100.00	AAA	1,800,154
850	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	979,991
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – NPFG Insured	9/16 at 100.00	AA–	3,189,210
1,575	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,747,494
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	2,183,120
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	AA–	497,366
1,435	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	1,748,619
2,220	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	2,239,136
1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB	1,001,190
20,675	Total New York			22,928,201
	North Carolina – 0.7% (0.5% of Total Investments)
250	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	250,623
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	2,368,139
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 AGC Insured	6/19 at 100.00	AA	635,526
2,940	Total North Carolina			3,254,288
	North Dakota – 0.2% (0.1% of Total Investments)
630	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	667,882
	Ohio – 4.1% (2.9% of Total Investments)
2,455	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	2,668,315

Nuveen Investments	63

NVG	Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$985	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AA–	$1,078,664
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,540	5.125%, 6/01/24	6/17 at 100.00	B–	1,289,781
710	5.875%, 6/01/30	6/17 at 100.00	B–	584,018
3,665	5.750%, 6/01/34	6/17 at 100.00	B–	2,901,324
2,115	5.875%, 6/01/47	6/17 at 100.00	B	1,681,235
1,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	2,040,095
2,765	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	2/23 at 100.00	BB+	2,793,701
1,290	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,410,602
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36	2/31 at 100.00	A+	983,704
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
200	5.750%, 12/01/32	12/22 at 100.00	N/R	206,176
210	6.000%, 12/01/42	12/22 at 100.00	N/R	216,353
19,045	Total Ohio			17,853,968
	Oklahoma – 0.6% (0.4% of Total Investments)
2,375	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	AA	2,513,011
	Oregon – 0.8% (0.6% of Total Investments)
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA	3,437,490
	Pennsylvania – 5.4% (3.8% of Total Investments)
1,050	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	1,167,086
1,470	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	1,636,331
4,690	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/19	No Opt. Call	Aaa	5,516,237
4,125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	4,204,984
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,119,111
6,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	7,029,000
400	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	422,768
2,000	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/19 – AGM Insured	1/16 at 100.00	AA	2,110,260
20,785	Total Pennsylvania			23,205,777
	Puerto Rico – 0.7% (0.5% of Total Investments)
1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA	1,228,344
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
2,645	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	BBB	317,400
19,430	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	BBB	1,493,390
23,300	Total Puerto Rico			3,039,134

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 1.4% (1.0% of Total Investments)
$1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 6.000%, 9/01/33	9/23 at 100.00	BBB	$1,119,880
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
820	6.125%, 6/01/32	12/14 at 100.00	BBB+	824,125
4,310	6.250%, 6/01/42	12/14 at 100.00	BBB–	4,309,655
6,130	Total Rhode Island			6,253,660
	South Carolina – 2.6% (1.8% of Total Investments)
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006:
6,000	5.000%, 12/01/24	12/16 at 100.00	AA	6,520,200
1,950	5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA	2,091,765
1,000	Scago Educational Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, Spartanburg County School District 5, Series 2005, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AGM Insured	10/15 at 100.00	AA (4)	1,043,890
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	1,459,982
10,260	Total South Carolina			11,115,837
	Tennessee – 0.9% (0.6% of Total Investments)
3,395	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	3,839,439
	Texas – 10.3% (7.3% of Total Investments)
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	769,628
375	4.400%, 12/01/47	12/22 at 100.00	BBB–	375,240
3,300	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	3,582,612
2,700	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	2,939,895
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013-9A, 18.033%, 4/01/53 (IF)	10/23 at 100.00	AA+	1,530,758
1,100	Harris County Flood Control District, Texas, General Obligation Bonds, Improvement Series 2006, 5.000%, 10/01/26 (Pre-refunded 10/01/16)	10/16 at 100.00	AAA	1,197,394
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.703%, 11/01/41 (IF) (5)	11/21 at 100.00	AA+	2,157,191
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 3418, 14.346%, 8/15/27 – AGM Insured (IF)	No Opt. Call	Aaa	7,608,180
185	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	B	196,045
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
740	5.750%, 12/01/33	12/25 at 100.00	Baa2	829,614
740	6.125%, 12/01/38	12/25 at 100.00	Baa2	828,896
2,820	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	Aa2	3,172,528
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	3,533,725
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,590	0.000%, 9/01/43	9/31 at 100.00	AA+	2,271,326
3,910	0.000%, 9/01/45	9/31 at 100.00	AA+	3,770,648
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013, 5.500%, 9/01/43	9/23 at 100.00	A2	2,082,787

Nuveen Investments	65

NVG	Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$6,700	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding & Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA	$7,434,186
355	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	385,810
38,135	Total Texas			44,666,463
	Utah – 3.1% (2.2% of Total Investments)
3,200	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	3,486,176
4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Tender Option Bond Trust 1193, 13.590%, 12/15/15 – AGM Insured (IF)	No Opt. Call	AAA	6,555,393
3,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 – AGM Insured	6/18 at 100.00	AAA	3,347,700
11,065	Total Utah			13,389,269
	Vermont – 1.9% (1.3% of Total Investments)
7,840	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	AA– (4)	8,187,077
	Virginia – 1.4% (1.1% of Total Investments)
2,635	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	2,759,925
1,795	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	1,908,911
2,050	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/32	No Opt. Call	BBB–	884,165
700	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	732,102
7,180	Total Virginia			6,285,103
	Washington – 6.3% (4.5% of Total Investments)
5,265	Energy Northwest, Washington Public Power, Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 – AMBAC Insured	7/16 at 100.00	A	5,489,289
10,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 AMBAC Insured (UB)	6/17 at 100.00	Aaa	10,966,600
10,000	Washington State, General Obligation Bonds, 2007A Series 2006, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA+ (4)	10,781,600
25,265	Total Washington			27,237,489
	West Virginia – 2.1% (1.5% of Total Investments)
7,800	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	8,935,290
	Wisconsin – 0.9% (0.7% of Total Investments)
1,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	1,685,785
2,220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,443,576
3,750	Total Wisconsin			4,129,361
$644,818	Total Municipal Bonds (cost $546,716,933)			607,142,696

66	Nuveen Investments

Shares	Description (1), (6)	Value
	INVESTMENT COMPANIES – 0.3% (0.2% of Total Investments)
13,600	BlackRock MuniEnhanced Fund Inc.	$153,408
8,134	BlackRock MuniHoldings Fund Inc.	133,154
3,500	Deutsche Municipal Income Trust	47,390
7,920	Dreyfus Strategic Municipal Fund	66,528
9,500	Invesco Advantage Municipal Income Fund II	110,580
9,668	Invesco Quality Municipal Income Trust	119,496
28,980	Invesco VK Investment Grade Municipal Trust	382,246
26,280	PIMCO Municipal Income Fund II	310,104
	Total Investment Companies (cost $1,353,712)	1,322,906
	Total Long-Term Investments (cost $548,070,645)	608,465,602
	Floating Rate Obligations – (3.4)%	(14,453,334)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.3)% (7)	(179,000,000)
	Other Assets Less Liabilities – 4.2%	18,079,243
	Net Assets Applicable to Common Shares – 100%	$433,091,511

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.4%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	67

NEA
Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 142.1% (98.8% of Total Investments)
	MUNICIPAL BONDS – 142.1% (98.8% of Total Investments)
	Alabama – 1.0% (0.7% of Total Investments)
$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,052,960
2,200	Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%, 8/01/30 (Pre-refunded 8/01/15) – AMBAC Insured	8/15 at 100.00	AA+ (4)	2,280,080
3,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AA– (4)	3,856,200
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	AA–	1,395,405
1,040	5.000%, 4/01/23 – NPFG Insured	4/15 at 100.00	AA–	1,040,166
2,590	Montgomery Water and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 (Pre-refunded 3/01/15) – AGM Insured	3/15 at 100.00	AAA	2,632,088
11,975	Total Alabama			12,256,899
	Alaska – 0.2% (0.1% of Total Investments)
2,540	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	12/14 at 100.00	B2	2,032,559
	Arizona – 4.7% (3.2% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB+	1,556,959
2,455	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	AA–	2,688,962
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	3,128,664
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	3,860,605
7,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	8,252,250
	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005:
4,370	4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	4,498,216
12,365	4.750%, 7/01/27 – NPFG Insured (UB)	7/15 at 100.00	AAA	12,720,988
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,454,373
5,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	6,507,600
3,530	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	4,001,114
49,525	Total Arizona			55,669,731
	Arkansas – 0.3% (0.2% of Total Investments)
4,020	Northwest Community College District, Arkansas, General Obligation Bonds, Series 2005, 5.000%, 5/15/23 – AMBAC Insured	5/15 at 100.00	A+	4,120,299
	California – 18.9% (13.1% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	AA–	10,903,235
2,735	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/53	4/23 at 100.00	A+	3,086,119

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
$20	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	$20,082
110	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	110,449
1,870	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	1,877,630
10	5.000%, 12/01/26 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	10,041
50	5.000%, 12/01/26 (Pre-refunded 12/01/14)	12/14 at 100.00	Aa1 (4)	50,204
940	5.000%, 12/01/26 (Pre-refunded 12/01/14)	12/14 at 100.00	AAA	943,835
1,300	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	Aa3 (4)	1,357,850
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A:
2,000	5.000%, 8/15/51	8/22 at 100.00	AA	2,192,160
3,000	5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	AA	3,288,240
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	601,900
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series 2012A, 5.000%, 11/15/40	11/21 at 100.00	AA	1,886,164
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
1,285	9.303%, 2/15/20 (IF) (5)	No Opt. Call	AA	1,572,532
525	9.303%, 2/15/20 (IF) (5)	No Opt. Call	AA	642,474
485	9.295%, 2/15/20 (IF) (5)	No Opt. Call	AA	593,427
5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/14 at 100.00	A1	5,017,200
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/15 at 100.00	Aa3	5,018
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	12,105,900
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,895	5.250%, 7/01/30	7/15 at 100.00	B–	3,878,252
5,000	5.250%, 7/01/35	7/15 at 100.00	B–	4,987,100
5,000	5.000%, 7/01/39	7/15 at 100.00	B–	5,000,000
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	3,785,954
1,665	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38	8/23 at 100.00	Aa1	1,905,060
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
1,510	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,740,637
4,510	6.000%, 1/15/49	1/24 at 100.00	BBB–	5,248,467
1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,767,809
15,065	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A1	15,474,165
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
8,790	4.500%, 6/01/27	6/17 at 100.00	B	8,257,590
3,990	5.000%, 6/01/33	6/17 at 100.00	B	3,278,184
250	5.125%, 6/01/47	6/17 at 100.00	B	186,880
3,040	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	2,369,042
1,850	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	Aaa	2,106,040

Nuveen Investments	69

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$6,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	$6,757,080
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	4,312,640
3,545	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	2,301,733
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	4,499,095
5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	6,284,150
	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B:
1,745	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	2,270,873
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	1,929,878
	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:
1,130	5.250%, 6/01/19 – AMBAC Insured	12/14 at 100.00	A	1,133,221
1,255	5.250%, 6/01/21 – AMBAC Insured	12/14 at 100.00	A	1,259,920
6,985	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	8,908,599
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28	No Opt. Call	AA	1,105,056
1,000	Rim of the World Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011C, 5.000%, 8/01/38 – AGM Insured	8/21 at 100.00	AA	1,104,300
390	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	445,088
735	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	12/14 at 100.00	N/R	736,757
6,625	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	8,377,048
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,722,208
	San Diego County, California, Certificates of Participation, Edgemoor Facility Project and Regional System, Series 2005:
1,675	5.000%, 2/01/24 (Pre-refunded 2/01/15) – AMBAC Insured	2/15 at 100.00	AA+ (4)	1,695,435
720	5.000%, 2/01/25 (Pre-refunded 2/01/15) – AMBAC Insured	2/15 at 100.00	AA+ (4)	728,784
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,489,400
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
6,575	5.000%, 1/15/44 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	7,081,144
20,310	5.000%, 1/15/50 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	21,387,422
4,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	2/15 at 100.00	AA–	4,016,280
12,580	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	12,780,274
4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AAA	3,908,728
3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA (4)	3,731,040
3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 – AGM Insured	8/21 at 100.00	AA	4,812,756
224,810	Total California			225,028,549

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 6.5% (4.5% of Total Investments)
$7,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 15.058%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA	$9,071,250
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,654,550
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	5,497,400
425	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	479,681
2,915	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	3,408,684
4,835	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	5,398,713
35,285	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	19,172,105
2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	1,232,790
4,405	Garfield, Eagle and Pitkin Counties School District RE-1, Roaring Fork, Colorado, General Obligation Bonds, Series 2005A, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	AA (4)	4,431,342
	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004:
2,500	5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	AA (4)	2,514,850
5,125	5.000%, 12/15/23 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	AA (4)	5,155,443
4,065	5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	AA (4)	4,089,146
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	2,998,855
1,390	Teller County School District RE-2, Woodland Park, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa2 (4)	1,395,685
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	AA–	4,349,960
25	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	25,587
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
1,285	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	1,321,468
690	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	709,582
89,985	Total Colorado			76,907,091
	Delaware – 0.3% (0.2% of Total Investments)
3,250	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	BBB–	3,408,178
	District of Columbia – 1.1% (0.8% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	1,289,200
10,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–	9,045,680
2,395	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.861%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	2,811,802
13,795	Total District of Columbia			13,146,682

Nuveen Investments	71

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 9.4% (6.5% of Total Investments)
$1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 – AMBAC Insured	9/15 at 100.00	Aa3	$1,038,730
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	11,980,870
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	AA	1,662,960
3,000	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	AA	3,285,270
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.125%, 11/01/43	11/23 at 100.00	BBB–	3,957,274
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A:
8,555	6.000%, 4/01/42	4/23 at 100.00	Baa1	9,929,703
4,280	5.625%, 4/01/43	4/23 at 100.00	Baa1	4,833,062
500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	AA–	508,440
30	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AA+	30,219
1,780	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	AA–	1,798,601
	Florida Municipal Loan Council, Revenue Bonds, Series 2005A:
185	5.000%, 2/01/23 (Pre-refunded 2/01/15)	2/15 at 100.00	AA– (4)	187,261
320	5.000%, 2/01/23 (Pre-refunded 2/01/15) – NPFG Insured	2/15 at 100.00	AA– (4)	323,910
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 17.439%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	3,731,275
5,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Refunding Series 2008A, 5.000%, 7/01/35	No Opt. Call	AA–	5,483,000
350	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA	380,937
180	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – NPFG Insured	11/15 at 100.00	Aa2 (4)	189,031
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1	456,448
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2	1,691,033
1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 – AMBAC Insured	4/15 at 100.00	A–	1,736,090
500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 NPFG Insured	4/17 at 100.00	AA–	524,385
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	AA	1,387,800
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	AA	10,852,800
6,350	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006A, 5.000%, 11/01/31 – AGM Insured	11/16 at 100.00	AA+	6,773,926
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA	4,436,160
5,720	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA	5,886,795
1,850	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,053,204
2,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	2,199,400
5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	6,407,989
72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	$804,165
140	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	159,137
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,080,760
480	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA	540,648
2,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	2,080,500
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA	1,364,448
9,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A	10,682,183
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA	1,664,685
101,590	Total Florida			112,103,099
	Georgia – 2.5% (1.7% of Total Investments)
6,950	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	7,839,114
2,700	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/25 (Pre-refunded 1/01/15) – AGM Insured	1/15 at 100.00	AA (4)	2,721,978
3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	3,444,300
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	1,650,386
4,000	Cobb County Development Authority, Georgia, Parking Revenue Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24 – NPFG Insured	1/15 at 100.00	A1	4,015,880
1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	AA	1,516,300
805	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 4.250%, 11/15/42	No Opt. Call	Aa2	834,680
3,055	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36	2/18 at 100.00	AAA	3,394,044
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+	1,745,118
2,615	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,870,041
27,420	Total Georgia			30,031,841
	Guam – 0.2% (0.1% of Total Investments)
2,030	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,294,692
	Hawaii – 0.0% (0.0% of Total Investments)
125	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	140,911
	Idaho – 0.2% (0.1% of Total Investments)
2,110	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	2,289,899
	Illinois – 14.8% (10.3% of Total Investments)
4,000	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	AA–	1,740,160

Nuveen Investments	73

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,240	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	AA–	$2,261,997
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA	3,955,140
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	No Opt. Call	AA	10,508,206
13,100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA	14,764,355
1,450	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	1,526,241
4,735	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	5,302,490
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,650	5.125%, 12/01/20 – AGM Insured (ETM)	1/15 at 100.00	A2 (4)	1,656,534
1,475	5.125%, 12/01/23 – AGM Insured (ETM)	1/15 at 100.00	A2 (4)	1,480,841
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,635	5.125%, 12/01/20 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	A2 (4)	1,641,834
1,465	5.125%, 12/01/23 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	A2 (4)	1,471,124
21,860	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3	21,099,928
2,050	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36	11/23 at 100.00	A2	2,269,883
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	5,418,638
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	BBB	4,416,342
7,480	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	7,877,412
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	3,043,744
1,145	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,338,677
3,560	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	4,135,438
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,130,940
9,510	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	10,362,572
5,045	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A, 6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA (4)	5,578,206
6,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	AA–	6,939,205
	Illinois State, General Obligation Bonds, May Series 2014:
1,700	5.000%, 5/01/36	5/24 at 100.00	A–	1,813,186
5,420	5.000%, 5/01/39	5/24 at 100.00	A–	5,737,178
	Illinois State, General Obligation Bonds, Series 2012A:
2,500	5.000%, 3/01/25	3/22 at 100.00	A–	2,723,175
4,500	5.000%, 3/01/27	3/22 at 100.00	A–	4,832,595
1,125	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	1,234,114
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	5,494,400
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52 (UB) (5)	6/22 at 100.00	AAA	5,340,300

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
$33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	$7,698,240
5,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	1,105,450
5,725	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/27 – NPFG Insured	6/22 at 101.00	AAA	5,739,771
5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	4,057,298
3,500	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.000%, 12/01/41 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AAA	3,514,210
4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48	11/23 at 100.00	BB+	4,839,986
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	2,350,217
198,315	Total Illinois			176,400,027
	Indiana – 5.0% (3.5% of Total Investments)
4,725	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	5,155,070
1,500	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	1,574,415
10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38 (UB)	12/19 at 100.00	Aa2	11,372,600
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,539,600
3,075	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	3,394,800
2,045	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	N/R (4)	2,094,673
8,310	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	8,865,939
9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 AMBAC Insured	No Opt. Call	AA	6,859,713
	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
3,000	5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,383,700
5,000	5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA	5,639,500
5,330	Saint Joseph County Hospital Authority, Indiana, Revenue Bonds, Beacon Health System Obligated Group, Series 2013C, 4.000%, 8/15/44	8/23 at 100.00	AA–	5,288,426
500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	517,935
57,740	Total Indiana			59,686,371
	Iowa – 1.4% (1.0% of Total Investments)
4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	4,388,520
425	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	459,064
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
7,125	5.375%, 6/01/38	6/15 at 100.00	B+	5,944,245
185	5.625%, 6/01/46	6/15 at 100.00	B+	156,658
6,600	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	5,909,244
18,335	Total Iowa			16,857,731

Nuveen Investments	75

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.2% (0.2% of Total Investments)
$630	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/22 – AMBAC Insured	4/15 at 101.00	AA–	$641,970
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,162,000
2,630	Total Kansas			2,803,970
	Kentucky – 1.3% (0.9% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	3,444,571
5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	5,433,850
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
2,575	0.000%, 7/01/43	7/31 at 100.00	Baa3	1,754,425
4,430	0.000%, 7/01/46	7/31 at 100.00	Baa3	3,018,469
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
1,115	5.750%, 7/01/49	7/23 at 100.00	Baa3	1,271,223
220	6.000%, 7/01/53	7/23 at 100.00	Baa3	253,220
19,350	Total Kentucky			15,175,758
	Louisiana – 4.9% (3.4% of Total Investments)
4,690	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	5,081,381
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA	772,175
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA	5,559,750
6,870	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	7,642,463
2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	2,243,000
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,010	5.000%, 5/01/25 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	1,034,533
2,210	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,263,681
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
8,480	4.750%, 5/01/39 – AGM Insured	5/16 at 100.00	Aa1	8,893,061
14,265	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	14,881,105
9,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/36 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	9,634,770
54,195	Total Louisiana			58,005,919
	Maine – 0.1% (0.1% of Total Investments)
1,010	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1	1,070,398
	Maryland – 0.5% (0.4% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,926,899
1,200	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA	1,255,632
2,705	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	2,965,167
5,770	Total Maryland			6,147,698

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 3.5% (2.4% of Total Investments)
$5,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	$6,237,990
1,430	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,453,724
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	3,833,610
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.706%, 7/01/29 (IF)	7/19 at 100.00	AA	4,687,376
4,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (4)	4,568,828
3,200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 – AMBAC Insured	8/17 at 100.00	AA+	3,500,512
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 14021, 9.333%, 2/15/20 (IF)	No Opt. Call	AA+	10,772,850
3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 3091, 13.494%, 8/15/37 – AGM Insured (IF)	8/17 at 100.00	AA+	4,239,685
1,725	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	1,774,076
500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA	576,740
33,925	Total Massachusetts			41,645,391
	Michigan – 1.9% (1.3% of Total Investments)
1,220	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,311,842
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BBB+	10,637,300
1,315	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	1,409,286
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	Aa2	2,156,100
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
180	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	197,107
820	5.000%, 12/01/31 (UB)	12/16 at 100.00	Aa2	855,818
6,500	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/14 at 100.00	AA–	6,506,240
22,035	Total Michigan			23,073,693
	Missouri – 0.7% (0.5% of Total Investments)
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/25 (Pre-refunded 3/01/16) – NPFG Insured	3/16 at 100.00	Aa1 (4)	1,061,790
6,165	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	6,776,876
220	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	241,833
7,385	Total Missouri			8,080,499
	Montana – 0.1% (0.1% of Total Investments)
1,300	Montana State University, Facilities Revenue Bonds, Improvement Series 2013A, 4.500%, 11/15/38	11/23 at 100.00	Aa3	1,423,708
	Nebraska – 0.3% (0.2% of Total Investments)
2,280	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	2,451,137

Nuveen Investments	77

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.108%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	$1,550,391
3,145	Total Nebraska			4,001,528
	Nevada – 2.3% (1.6% of Total Investments)
2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA	2,286,960
12,260	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	13,874,029
950	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	1,061,255
10,000	Nevada System of Higher Education, Universities Revenue Bonds, Series 2005B, 5.000%, 7/01/35 – AMBAC Insured	No Opt. Call	Aa2	10,384,700
25,210	Total Nevada			27,606,944
	New Jersey – 6.6% (4.6% of Total Investments)
1,560	Mount Olive Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 1/15/22 (Pre-refunded 1/15/15) – NPFG Insured	1/15 at 100.00	Aa3 (4)	1,575,647
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
2,675	5.000%, 7/01/22 – NPFG Insured	1/15 at 100.00	AA–	2,718,389
4,445	5.000%, 7/01/23 – NPFG Insured	1/15 at 100.00	AA–	4,517,098
1,200	5.000%, 7/01/29 – NPFG Insured	1/15 at 100.00	AA–	1,219,464
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	839,102
3,075	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/15 – AGM Insured	No Opt. Call	AA	3,215,866
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A2	3,018,000
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A2	9,236,500
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A2	3,516,900
10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	AA	11,240,985
9,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A2	9,693,090
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	17,459,680
1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 (Pre-refunded 1/01/15) – AGM Insured	1/15 at 100.00	AA (4)	1,512,225
330	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.258%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	467,831
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,545	4.500%, 6/01/23	6/17 at 100.00	BB	1,532,903
785	4.625%, 6/01/26	6/17 at 100.00	B+	721,635
3,300	4.750%, 6/01/34	6/17 at 100.00	B2	2,470,281
5,000	5.000%, 6/01/41	6/17 at 100.00	B2	3,752,250
99,635	Total New Jersey			78,707,846
	New Mexico – 0.4% (0.3% of Total Investments)
2,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005E, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa2	2,057,540

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$2,725	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA	$3,139,473
4,725	Total New Mexico			5,197,013
	New York – 7.6% (5.3% of Total Investments)
2,115	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	AA–	2,138,836
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,421,020
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA	8,587,425
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	3,562,272
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 (Pre-refunded 3/15/15) – AMBAC Insured	3/15 at 100.00	AAA	1,018,180
1,300	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,498,809
8,150	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	8,527,182
11,415	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	12,114,283
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – NPFG Insured	9/16 at 100.00	AA–	3,189,210
2,830	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	3,113,736
6,165	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	6,394,400
6,135	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	6,187,884
10,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	11,846,500
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Tender Option Bond Trust 2012-9W, 13.778%, 6/15/26 (IF) (5)	6/22 at 100.00	AAA	6,323,265
355	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/14 at 100.00	AA	355,941
1,850	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	1,883,633
3,335	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.221%, 3/15/37 (IF) (5)	3/17 at 100.00	AAA	4,187,026
2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB	2,107,505
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
775	5.000%, 11/15/28	No Opt. Call	A+	913,105
5,545	0.000%, 11/15/31	No Opt. Call	A+	2,998,348
405	0.000%, 11/15/32	No Opt. Call	A+	208,616
84,160	Total New York			90,577,176
	North Carolina – 1.6% (1.1% of Total Investments)
	Appalachian State University, North Carolina, Revenue Bonds, Series 2005:
465	5.000%, 7/15/30 (Pre-refunded 7/15/15)	7/15 at 100.00	Aa3 (4)	480,973
785	5.000%, 7/15/30 (Pre-refunded 7/15/15)	7/15 at 100.00	Aa3 (4)	811,965

Nuveen Investments	79

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$3,555	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.479%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	$5,134,095
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	5,704,600
1,455	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	1,606,364
1,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	1,652,190
3,050	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/22 – AMBAC Insured	5/15 at 100.00	Aa3	3,119,723
15,810	Total North Carolina			18,509,910
	North Dakota – 0.7% (0.5% of Total Investments)
5,080	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 4.500%, 7/01/32	7/22 at 100.00	BBB+	5,324,704
1,015	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	1,092,597
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	1,505,385
7,515	Total North Dakota			7,922,686
	Ohio – 6.4% (4.5% of Total Investments)
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	347,805
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
650	5.000%, 5/01/33	5/22 at 100.00	AA–	723,574
860	4.000%, 5/01/33	5/22 at 100.00	AA–	866,381
800	5.000%, 5/01/42	5/22 at 100.00	AA–	876,072
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
25	5.375%, 6/01/24	6/17 at 100.00	B–	21,367
5,045	5.125%, 6/01/24	6/17 at 100.00	B–	4,225,288
710	5.875%, 6/01/30	6/17 at 100.00	B–	584,018
13,445	5.750%, 6/01/34	6/17 at 100.00	B–	10,643,465
2,485	5.875%, 6/01/47	6/17 at 100.00	B	1,975,351
6,205	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	AA	6,728,888
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	6,388,888
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	1,598,256
	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A:
7,775	4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	7,918,449
4,605	4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	A+	4,689,962
6,920	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	7,774,274
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,451,340
4,795	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	5,243,285
3,960	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36	2/31 at 100.00	A+	3,141,508

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$135	5.750%, 12/01/32	12/22 at 100.00	N/R	$139,169
130	6.000%, 12/01/42	12/22 at 100.00	N/R	133,933
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	AA	5,217,388
76,495	Total Ohio			76,688,661
	Oklahoma – 0.7% (0.5% of Total Investments)
	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
6,000	5.000%, 7/01/24 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	6,194,040
1,610	5.000%, 7/01/27 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	1,662,067
7,610	Total Oklahoma			7,856,107
	Oregon – 0.2% (0.2% of Total Investments)
1,500	Oregon Health and Science University, Revenue Bonds, Series 2012E, 5.000%, 7/01/32	No Opt. Call	A+	1,722,315
1,000	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/42	8/22 at 100.00	AA–	1,113,560
2,500	Total Oregon			2,835,875
	Pennsylvania – 7.4% (5.1% of Total Investments)
3,545	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	AA–	3,718,740
7,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	7,581,210
4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	4,273,120
2,150	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	2,317,077
4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (4)	4,578,501
3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	3,890,285
4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 – AGM Insured	12/21 at 100.00	A1	4,210,760
4,585	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	5,103,793
1,045	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (UB) (5)	8/20 at 100.00	AA	1,179,544
5,235	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	AA–	5,338,182
7,275	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	7,416,062
2,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	2,238,222
3,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	4,100,250
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
5,235	5.000%, 9/01/24 – AGM Insured	3/15 at 100.00	AA	5,254,422
3,000	5.000%, 9/01/25 – AGM Insured	3/15 at 100.00	AA	3,011,400
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	2/15 at 100.00	AA	2,006,100
2,985	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (4)	3,560,120

Nuveen Investments	81

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$335	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	$354,068
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	1,693,570
3,310	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	No Opt. Call	A1 (4)	4,098,806
3,415	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	3,740,040
3,785	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/25 – AGM Insured (UB)	1/16 at 100.00	AA	3,991,737
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA	1,256,130
1,455	Solebury Township, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 12/15/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,497,602
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	1,934,458
82,170	Total Pennsylvania			88,344,199
	Puerto Rico – 2.3% (1.6% of Total Investments)
2,140	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	AA–	2,121,061
1,000	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA	1,002,730
5,880	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA	5,764,340
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
47,300	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	6,956,411
115,100	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	BBB	8,846,586
810	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	818,343
1,190	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	1,341,820
173,420	Total Puerto Rico			26,851,291
	Rhode Island – 0.9% (0.6% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
795	6.125%, 6/01/32	12/14 at 100.00	BBB+	798,999
10,255	6.250%, 6/01/42	12/14 at 100.00	BBB–	10,254,180
11,050	Total Rhode Island			11,053,179
	South Carolina – 2.7% (1.9% of Total Investments)
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006:
8,000	5.000%, 12/01/24	12/16 at 100.00	AA	8,693,600
1,955	5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA	2,097,129
900	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2013, 4.000%, 2/01/28	2/23 at 100.00	A	958,194
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	439,628
9,900	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	10,997,415
3,475	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	3,872,853
4,500	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	5,049,270
29,105	Total South Carolina			32,108,089

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.8% (0.5% of Total Investments)
$8,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health System, Series 2014, 5.000%, 7/01/44	7/24 at 100.00	AA–	$8,907,120
	Tennessee – 0.8% (0.6% of Total Investments)
3,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Loans, Oak Ridge General Obligation, 2005 Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 – AMBAC Insured	6/15 at 100.00	AA	3,082,050
5,085	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,750,677
1,200	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/40	9/22 at 100.00	AA	1,259,640
9,285	Total Tennessee			10,092,367
	Texas – 6.7% (4.7% of Total Investments)
3,035	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	3,312,338
365	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	BBB	393,492
1,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB	1,984,886
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,936,646
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,000,640
10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 4.375%, 10/01/32 AMBAC Insured (UB)	10/17 at 100.00	AAA	10,323,100
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A+	1,673,415
2,735	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013-9A, 18.033%, 4/01/53 (IF)	10/23 at 100.00	AA+	3,672,476
5,625	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA–	5,848,875
4,040	Harris County, Texas, Toll Road Revenue Bonds, Subordinate Lien Unlimited Tax Tender Options Bond Trust 3028, 14.231%, 8/15/28 – AGM Insured (IF)	No Opt. Call	Aaa	7,389,968
460	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	B	487,462
805	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA	965,807
4,550	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B, 5.000%, 7/01/31	7/22 at 100.00	A	5,194,053
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	3,091,535
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA	2,571,894
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	Baa2	1,995,558
1,800	6.125%, 12/01/38	12/25 at 100.00	Baa2	2,016,234
3,845	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	Aa2	4,325,663
4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	4,707,975
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa3	2,696,742
3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013, 5.500%, 9/01/43	9/23 at 100.00	A2	3,875,989

Nuveen Investments	83

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
$2,200	5.000%, 12/15/30	No Opt. Call	A3	$2,421,672
740	5.000%, 12/15/32	No Opt. Call	A3	804,225
4,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/42	No Opt. Call	AAA	4,524,080
2,855	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	3,082,943
70,350	Total Texas			80,297,668
	Utah – 1.6% (1.1% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA	6,349,018
2,830	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	3,083,087
	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A:
4,000	5.000%, 6/15/36 – AGM Insured	6/18 at 100.00	AAA	4,463,600
4,255	5.250%, 6/15/38	No Opt. Call	AAA	4,764,664
16,845	Total Utah			18,660,369
	Vermont – 0.9% (0.6% of Total Investments)
5,000	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/43 – AGM Insured	10/17 at 100.00	AA	5,461,150
5,100	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	AA– (4)	5,325,777
10,100	Total Vermont			10,786,927
	Virginia – 1.9% (1.3% of Total Investments)
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40	7/28 at 100.00	BBB	278,958
	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
4,000	5.000%, 6/15/20 – NPFG Insured	6/15 at 100.00	AA–	4,115,080
5,000	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	AA–	5,144,450
6,545	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	6,855,298
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	2,573,130
245	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	266,619
5	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	5,989
2,465	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	2,621,429
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
955	0.000%, 7/01/34	No Opt. Call	BBB–	371,791
520	0.000%, 7/01/35	No Opt. Call	BBB–	188,614
1,350	0.000%, 7/01/37	No Opt. Call	BBB–	438,575
28,515	Total Virginia			22,859,933
	Washington – 4.1% (2.9% of Total Investments)
5,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	5,521,000
5,000	King County, Washington, Sewer Revenue Bonds, Series 2006-2, 13.583%, 1/01/26 – AGM Insured (IF)	1/17 at 100.00	AA+	6,180,050
3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	3,262,740
1,560	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/31	8/22 at 100.00	A+	1,799,304

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$1,250	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 18.085%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	$1,733,300
4,900	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	5,378,730
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 4.250%, 10/01/40	10/22 at 100.00	AA	10,212,200
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	1,422,613
3,290	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	3,632,160
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,058,677
46,105	Total Washington			49,200,774
	West Virginia – 1.9% (1.3% of Total Investments)
16,845	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	19,296,790
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R	3,431,490
19,845	Total West Virginia			22,728,280
	Wisconsin – 2.5% (1.7% of Total Investments)
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	Aa3	4,527,589
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	1,118,347
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,100,710
4,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	4,779,999
2,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aa3	2,565,167
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	2,957,082
7,420	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	8,770,292
3,775	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 (Pre-refunded 5/01/16) – FGIC Insured	5/16 at 100.00	AA (4)	4,027,132
26,620	Total Wisconsin			29,846,318
	Wyoming – 1.1% (0.8% of Total Investments)
9,625	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/37	9/23 at 100.00	BBB	10,224,349
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
2,000	5.500%, 12/01/27	12/21 at 100.00	BBB+	2,222,460
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB+	1,134,140
12,625	Total Wyoming			13,580,949
$1,826,005	Total Municipal Bonds (cost $1,563,923,570)			1,695,022,802

Nuveen Investments	85

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$210	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$37,768
56	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	7,566
$266	Total Corporate Bonds (cost $21,256)				45,334
	Total Long-Term Investments (cost $1,563,944,826)				1,695,068,136

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.7% (1.2% of Total Investments)
	MUNICIPAL BOND – 1.7% (1.2% of Total Investments)
	Arizona – 0.2% (0.2% of Total Investments)
$3,000	Arizona School Facilities Board, Certificates of Participation, Variable Rate Demand Obligations, Tender Option Bond Trust 3199X, 0.100%, 9/01/16 – AGC Insured (8)	No Opt. Call	A-1	$3,000,000
	California – 1.2% (0.8% of Total Investments)
11,110	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	11,294,426
1,075	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	1,092,845
1,645	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	1,672,307
13,830	Total California			14,059,578
	South Carolina – 0.3% (0.2% of Total Investments)
4,005	South Carolina Educational Facilities Authority, Charleston Southern University Education Facilities Revenue Bond, Variable Rate Demand Obligations, Series 2003, 0.060%, 4/01/28 (8)	2/15 at 100.00	F-1	4,005,000
$20,835	Total Short-Term Investments (cost $20,835,000)			21,064,578
	Total Investments (cost $1,584,779,826) – 143.8%			1,716,132,714
	Floating Rate Obligations – (4.8)%			(57,495,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (12.7)% (9)			(151,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (29.3)% (10)			(349,900,000)
	Other Assets Less Liabilities – 3.0% (11)			35,370,850
	Net Assets Applicable to Common Shares – 100%			$1,193,108,564

86	Nuveen Investments

Investments in Derivatives as of October 31, 2014
Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (12)	Date	(Depreciation) (11)
Barclays Bank PLC	$85,600,000	Receive	Weekly USD-SIFMA	3.258%		Quarterly	2/20/15	2/20/30	$(9,322,033)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 8.8%.
(10)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 20.4%.
(11)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(12)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

USD-SIFMA	United States Dollar Securities Industry and Financial Market Association.

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of
	Assets and Liabilities	October 31, 2014

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Assets
Long-term investments, at value (cost $770,698,672, $2,060,745,485, $548,070,645 and $1,563,944,826 respectively)	$838,709,431		$2,235,711,141		$608,465,602		$1,695,068,136
Short-term investments, at value (cost $ —, $ —, $ — and $20,835,000, respectively)	—		—		—		21,064,578
Cash	5,392,981		7,534,755		12,708,782		8,032,785
Receivable for:
Dividends and interest	12,110,367		31,727,802		8,143,851		23,825,755
Investments sold	4,885,000		25,800,557		1,000,000		50,471,852
Deferred offering costs	38,686		2,901,895		577,414		3,010,578
Other assets	105,574		701,142		72,069		460,117
Total assets	861,242,039		2,304,377,292		630,967,718		1,801,933,801
Liabilities
Floating rate obligations	29,750,000		92,198,333		14,453,334		57,495,000
Unrealized depreciation on interest rate swaps	—		—		—		9,322,033
Payable for:
Common share dividends	1,901,427		6,393,915		1,603,161		5,175,908
Interest	242,639		—		—		124,146
Investments purchased	8,208,590		31,244,664		2,220,000		34,413,105
Offering costs	52,416		—		—		—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	240,400,000		—		—		151,000,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		667,200,000		179,000,000		349,900,000
Accrued expenses:
Management fees	432,259		1,122,312		327,060		886,526
Directors/Trustees fees	107,460		282,611		79,653		199,332
Other	158,239		424,274		192,999		309,187
Total liabilities	281,253,030		798,866,109		197,876,207		608,825,237
Net assets applicable to common shares	$579,989,009		$1,505,511,183		$433,091,511		$1,193,108,564
Common shares outstanding	38,436,871		95,610,971		26,664,130		78,883,061
Net asset value (“NAV”) per common share outstanding	$15.09		$15.75		$16.24		$15.13
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$384,369		$956,110		$266,641		$788,831
Paid-in surplus	537,777,571		1,332,213,651		373,087,250		1,082,029,626
Undistributed (Over-distribution of) net investment income	119,464		15,522,291		2,771,323		4,311,899
Accumulated net realized gain (loss)	(26,303,154)		(18,146,525)		(3,428,660)		(16,052,647)
Net unrealized appreciation (depreciation)	68,010,759		174,965,656		60,394,957		122,030,855
Net assets applicable to common shares	$579,989,009		$1,505,511,183		$433,091,511		$1,193,108,564
Authorized shares:
Common	200,000,000		200,000,000		Unlimited		Unlimited
Preferred	1,000,000		1,000,000		Unlimited		Unlimited

See accompanying notes to financial statements.

88	Nuveen Investments

Statement of
	Operations	Year Ended October 31, 2014

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Investment Income	$34,850,241		$103,607,825		$28,368,108		$80,088,327
Expenses
Management fees	4,941,021		12,865,184		4,068,576		10,116,491
Shareholder servicing agent fees and expenses	64,815		91,769		10,047		69,875
Interest expense and amortization of offering costs	3,079,676		1,591,392		3,377,222		3,286,000
Liquidity fees	—		5,167,360		—		3,255,777
Remarketing fees	—		676,465		—		354,758
Custodian fees and expenses	118,830		304,631		104,643		252,199
Directors/Trustees fees and expenses	24,498		64,579		30,925		50,224
Professional fees	47,609		114,521		75,140		144,221
Shareholder reporting expenses	68,116		165,181		53,377		125,128
Stock exchange listing fees	12,581		31,247		5,773		9,808
Investor relations expenses	90,480		237,516		76,195		187,272
Other expenses	65,965		137,939		61,558		227,747
Total expenses	8,513,591		21,447,784		7,863,456		18,079,500
Net investment income (loss)	26,336,650		82,160,041		20,504,652		62,008,827
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	509,133		(604,709)		2,825,765		3,166,646
Change in net unrealized appreciation (depreciation) of:
Investments	51,548,784		125,517,537		45,239,777		118,774,122
Swaps	—		—		—		(9,322,033)
Net realized and unrealized gain (loss)	52,057,917		124,912,828		48,065,542		112,618,735
Net increase (decrease) in net assets applicable to common shares from operations	$78,394,567		$207,072,869		$68,570,194		$174,627,562

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of
Changes in Net Assets

	Quality (NQI)		Opportunity (NIO)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/14	10/31/13	10/31/14	10/31/13
Operations
Net investment income (loss)	$26,336,650	$27,675,201	$82,160,041	$81,048,214
Net realized gain (loss) from investments	509,133	(1,754,720)	(604,709)	4,152,346
Change in net unrealized appreciation (depreciation) of:
Investments	51,548,784	(59,994,163)	125,517,537	(145,584,412)
Swaps	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	78,394,567	(34,073,682)	207,072,869	(60,383,852)
Distributions to Common Shareholders
From net investment income	(27,463,150)	(32,423,362)	(84,214,149)	(83,755,216)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(27,463,150)	(32,423,362)	(84,214,149)	(83,755,216)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	139,159	—	—
Cost of shares repurchased through tender offer	—	—	—	—
Cost of shares repurchased and retired	(324,783)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(324,783)	139,159	—	—
Net increase (decrease) in net assets applicable to common shares	50,606,634	(66,357,885)	122,858,720	(144,139,068)
Net assets applicable to common shares at the beginning of period	529,382,375	595,740,260	1,382,652,463	1,526,791,531
Net assets applicable to common shares at the end of period	$579,989,009	$529,382,375	$1,505,511,183	$1,382,652,463
Undistributed (Over-distribution of) net investment income at the end of period	$119,464	$1,447,868	$15,522,291	$17,747,737

See accompanying notes to financial statements.

90	Nuveen Investments

	Dividend		AMT-Free
	Advantage (NVG)		Income (NEA)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/14	10/31/13	10/31/14	10/31/13
Operations
Net investment income (loss)	$20,504,652	$17,883,440	$62,008,827	$36,496,269
Net realized gain (loss) from investments	2,825,765	1,830,780	3,166,646	1,511,869
Change in net unrealized appreciation (depreciation) of:
Investments	45,239,777	(45,390,091)	118,774,122	(138,067,575)
Swaps	—	—	(9,322,033)	—
Net increase (decrease) in net assets applicable to common shares from operations	68,570,194	(25,675,871)	174,627,562	(100,059,437)
Distributions to Common Shareholders
From net investment income	(20,605,194)	(22,017,550)	(64,857,651)	(34,943,477)
From accumulated net realized gains	(1,997,851)	(3,388,590)	—	—
Decrease in net assets applicable to common shares from distribution to common shareholders	(22,603,045)	(25,406,140)	(64,857,651)	(34,943,477)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	873,836,287
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	18,775
Cost of shares repurchased through tender offer	(46,331,163)	—	—	—
Cost of shares repurchased and retired	(1,395,053)	(817,331)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(47,726,216)	(817,331)	—	873,855,062
Net increase (decrease) in net assets applicable to common shares	(1,759,067)	(51,899,342)	109,769,911	738,852,148
Net assets applicable to common shares at the beginning of period	434,850,578	486,749,920	1,083,338,653	344,486,505
Net assets applicable to common shares at the end of period	$433,091,511	$434,850,578	$1,193,108,564	$1,083,338,653
Undistributed (Over-distribution of) net investment income at the end of period	$2,771,323	$2,229,780	$4,311,899	$8,145,027

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of
	Cash Flows	Year Ended October 31, 2014

			Dividend	AMT-Free
	Quality	Opportunity	Advantage	Income
	(NQI )	(NIO )	(NVG )	(NEA )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$78,394,567	$207,072,869	$68,570,194	$174,627,562
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(127,707,011)	(314,377,530)	(84,507,427)	(218,326,927)
Proceeds from sales and maturities of investments	118,993,739	322,141,802	125,279,481	259,616,489
Proceeds from (Purchases of) short-term investments, net	—	—	19,710,000	(16,839,578)
Amortization (Accretion) of premiums and discounts, net	2,429,154	(655,167)	1,426,498	(2,398,543)
Amortization of deferred offering costs	35,657	109,997	250,615	605,382
(Increase) Decrease in:
Receivable for interest	(461,231)	813,996	640,924	(166,359)
Receivable for investments sold	(4,885,000)	(22,957,810)	23,450,473	(39,388,334)
Other assets	2,605	9,496	(1,134)	39,353
Increase (Decrease) in:
Payable for interest	(8,365)	—	(350,325)	(137,819)
Payable for investments purchased	8,208,590	23,168,815	398,895	26,083,614
Accrued management fees	25,692	59,040	(10,256)	53,037
Accrued Directors/Trustees fees	(3,406)	(9,706)	8,269	(5,649)
Accrued other expenses	25,177	48,466	76,348	38,920
Net realized (gain) loss from investments	(509,133)	604,709	(2,825,765)	(3,166,646)
Change in net unrealized (appreciation) depreciation of:
Investments	(51,548,784)	(125,517,537)	(45,239,777)	(118,774,122)
Swaps	—	—	—	9,322,033
Taxes paid on undistributed capital gains	(585)	(1,223)	(124,216)	(247)
Net cash provided by (used in) operating activities	22,991,666	90,510,217	106,752,797	71,182,166
Cash Flows from Financing Activities:
(Payments for) in deferred offering costs	—	—	(275,000)	(130,000)
Increase (Decrease) in:
Floating rate obligations	(8,170,000)	(2,475,000)	(4,350,000)	(9,805,000)
Payable for offering costs	(60)	—	—	—
MTP Shares, at liquidation value	—	—	(108,000,000)	(83,000,000)
VMTP Shares, at liquidation value	—	—	(92,500,000)	83,400,000
VRDP Shares, at liquidation value	—	—	179,000,000	—
Cash distributions paid to common shareholders	(27,822,967)	(84,191,947)	(22,594,711)	(64,840,229)
Cost of common shares repurchased and retired	(324,783)	—	(46,331,163)	—
Cost of common shares repurchased through tender offer	—	—	(1,395,053)	—
Net cash provided by (used in) financing activities	(36,317,810)	(86,666,947)	(96,445,927)	(74,375,229)
Net Increase (Decrease) in Cash	(13,326,144)	3,843,270	10,306,870	(3,193,063)
Cash at the beginning of period	18,719,125	3,691,485	2,401,912	11,225,848
Cash at the end of period	$5,392,981	$7,534,755	$12,708,782	$8,032,785

Supplemental Disclosure of Cash Flow Information

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Cash paid for interest (excluding amortization of offering costs)	$3,052,384		$1,480,247		$2,974,253		$2,764,192

See accompanying notes to financial statements.

92	Nuveen Investments

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Nuveen Investments	93

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders		Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
Quality (NQI)
Year Ended 10/31:
2014	$13.76	$0.68	$1.36	$—	$—		$2.04	$(0.71)	$—		$(0.71)	$—	*	$15.09	$13.17
2013	15.49	0.72	(1.61)	—	—		(0.89)	(0.84)	—		(0.84)	—		13.76	12.26
2012	14.17	0.84	1.38	—	—		2.22	(0.90)	—		(0.90)	—		15.49	15.49
2011	14.26	0.87	(0.08)	(0.01)	—		0.78	(0.87)	—		(0.87)	—		14.17	14.11
2010	13.61	0.95	0.58	(0.03)	—		1.50	(0.85)	—		(0.85)	—		14.26	14.40

Opportunity (NIO)
Year Ended 10/31:
2014	14.46	0.86	1.31	—	—		2.17	(0.88)	—		(0.88)	—		15.75	14.58
2013	15.97	0.85	(1.48)	—	—		(0.63)	(0.88)	—		(0.88)	—		14.46	12.99
2012	14.69	0.84	1.32	—	—		2.16	(0.88)	—	*	(0.88)	—		15.97	15.53
2011	14.92	0.88	(0.23)	(0.01)	—		0.64	(0.87)	—		(0.87)	—		14.69	14.20
2010	14.22	0.97	0.60	(0.03)	—		1.54	(0.84)	—		(0.84)	—	*	14.92	14.83

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

94	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

15.22%	13.57%	$579,989	1.54%		4.76%	14%
(5.93)	(15.89)	529,382	1.67		4.88	15
16.06	16.65	595,740	1.69		5.55	23
5.98	4.65	544,500	1.66		6.43	18
11.30	15.03	547,598	1.19		6.81	11

15.37	19.58	1,505,511	1.49		5.71	15
(4.10)	(11.09)	1,382,652	1.50		5.54	15
15.03	15.92	1,526,792	1.54		5.45	18
4.73	2.08	1,404,814	1.63		6.28	10
11.08	21.20	1,426,419	1.14		6.61	7

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Quality (NQI)
Year Ended 10/31:
2014	0.56%
2013	0.71
2012	0.70
2011	0.57
2010	0.07

Opportunity (NIO)
Year Ended 10/31:
2014	0.52%
2013	0.55
2012	0.57
2011	0.59
2010	0.06

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

											Discount from
		Investment Operations						Less Distributions			Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Repurchased and Retired		Repurchased through Tender Offer	Ending Common Share NAV	Ending Market Value
Dividend Advantage (NVG)
Year Ended 10/31:
2014	$14.62	$0.71	$1.72	$—	$—		$2.43	$(0.70)	$(0.07)	$(0.77)	$(0.01)		$(0.03)	$16.24	$14.14
2013	16.33	0.60	(1.46)	—	—		(0.86)	(0.74)	(0.11)	(0.85)	—	*	—	14.62	12.75
2012	15.03	0.82	1.42	—	—		2.24	(0.90)	(0.04)	(0.94)	—		—	16.33	15.82
2011	15.20	0.91	(0.22)	(0.01)	—		0.68	(0.85)	— *	(0.85)	—		—	15.03	14.32
2010	14.80	0.90	0.39	(0.01)	—	*	1.28	(0.84)	(0.04)	(0.88)	—		—	15.20	14.80

AMT-Free Income (NEA)
Year Ended 10/31:
2014	13.73	0.79	1.43	—	—		2.22	(0.82)	—	(0.82)	—		—	15.13	13.75
2013	15.49	0.72	(1.66)	—	—		(0.94)	(0.82)	—	(0.82)	—		—	13.73	12.37
2012	14.70	0.78	0.85	—	—		1.63	(0.84)	—	(0.84)	—		—	15.49	15.80
2011	14.98	0.84	(0.29)	(0.01)	—		0.54	(0.82)	—	(0.82)	—		—	14.70	13.85
2010	14.42	0.87	0.52	(0.02)	—		1.37	(0.81)	—	(0.81)	—		—	14.98	14.95

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

96	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

16.78%	17.35%	$433,092	1.75%		4.56%	N/A		N/A	13%
(5.46)	(14.46)	434,851	2.03		3.87	N/A		N/A	32
15.30	17.44	486,750	2.08		5.17	2.05%		5.20%	29
4.83	2.89	448,070	1.95		6.12	1.84		6.23	7
8.89	13.51	452,908	1.89		5.79	1.71		5.98	2

16.58	18.31	1,193,109	1.60		5.48	N/A		N/A	13
(6.25)	(16.89)	1,083,339	1.97		5.14	N/A		N/A	26
11.32	20.64	344,487	2.13		5.13	N/A		N/A	26
3.92	(1.60)	326,909	2.02		5.86	2.01		5.87	2
9.76	17.27	333,074	1.76		5.80	1.63		5.93	2

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2012 and November 30, 2010, the Adviser is no longer reimbursing Dividend Advantage (NVG) and ATM-Free Income (NEA), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Dividend Advantage (NVG)
Year Ended 10/31:
2014	0.75%
2013	1.06
2012	1.05
2011	0.90
2010	0.84

AMT-Free Income (NEA)
Year Ended 10/31:
2014	0.61%
2013	0.87
2012	1.07
2011	0.94
2010	0.67

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (continued)

	ARPS at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
Quality (NQI)
Year Ended 10/31:
2014	$—	$—	$240,400	$341,260	$—	$—
2013	—	—	240,400	320,209	—	—
2012	—	—	240,400	347,812	—	—
2011	—	—	240,400	326,498	—	—
2010	239,200	82,232	—	—	—	—

Opportunity (NIO)
Year Ended 10/31:
2014	—	—	—	—	667,200	325,646
2013	—	—	—	—	667,200	307,232
2012	—	—	—	—	667,200	328,836
2011	—	—	—	—	667,200	310,554
2010	664,825	78,639	—	—	—	—

98	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and/or VRDP Shares at the End of Period
									Asset
	Aggregate	Asset	Aggregate		Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Asset	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Coverage Per	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	$10 Share	(000)	Share	(000)	Share	Preference
Dividend Advantage (NVG)
Year Ended 10/31:
2014	$—	$—	$—	$—	$—	$—	$179,000	$341,951	$—
2013	—	—	108,000	31.69	92,500	316,883	—	—	3.17
2012	—	—	108,000	34.28	92,500	342,768	—	—	3.43
2011	—	—	108,000	32.35	92,500	323,476	—	—	3.23
2010	91,950	81,628	108,000	32.65	—	—	—	—	3.27

AMT-Free Income (NEA)
Year Ended 10/31:
2014	—	—	—	—	151,000	338,193	349,900	338,193	3.38
2013	—	—	83,000	31.65	67,600	316,451	349,900	316,451	3.16
2012	—	—	83,000	32.87	67,600	328,743	—	—	3.29
2011	—	—	83,000	31.71	67,600	317,071	—	—	3.17
2010	67,375	80,374	83,000	32.15	—	—	—	—	3.21

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:

	2014		2013	2012	2011	2010
Dividend Advantage (NVG)
Series 2014 (NVG PRCCL)
Ending Market Value per Share	$—		$10.09	$10.12	$10.10	$10.22
Average Market Value per Share	10.05	^	10.11	10.16	10.12	10.19

AMT-Free Income (NEA)
Series 2015 (NEA PRCCL)
Ending Market Value per Share	$—		10.07	10.16	10.14	10.14
Average Market Value per Share	10.05	^^	10.10	10.14	10.08	10.15	Ω

Ω	For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.
^	For the period November 1, 2013 through December 23, 2013.
^^	For the period November 1, 2013 through December 20, 2013.

See accompanying notes to financial statements.

Nuveen Investments	99

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Quality Municipal Fund, Inc. (NQI) (“Quality (NQI)”)
•	Nuveen Municipal Opportunity Fund, Inc. (NIO) (“Opportunity (NIO)”)
•	Nuveen Dividend Advantage Municipal Income Fund (NVG) (“Dividend Advantage (NVG)”)
•	Nuveen AMT-Free Municipal Income Fund (NEA) (“AMT-Free Income (NEA)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Common shares of Quality (NQI), Opportunity (NIO) and AMT-Free Income (NEA) are traded on the NYSE while common shares of Dividend Advantage (NVG) are traded on the NYSE MKT. Quality (NQI) and Opportunity (NIO) were incorporated under the state laws of Minnesota on October 23, 1990 and July 25, 1991, respectively. Dividend Advantage (NVG) and AMT-Free Income (NEA) were organized as Massachusetts business trusts on July 12, 1999 and July 29, 2002, respectively.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement
On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

100	Nuveen Investments

As of October 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Outstanding when-issued/delayed delivery purchase commitments	$8,208,590		$26,044,889		$2,220,000		$34,357,869

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Tender Offer
During the current fiscal period, the Board of Trustees of Dividend Advantage (NVG) approved a tender offer to purchase up to 10% of the Fund’s outstanding common shares for cash at a price per common share equal to 98% of the Fund’s per common share net asset value (NAV) determined on the date the tender offer expires.

The tender offer commenced on August 18, 2014 and expired on September 19, 2014. The tender offer was oversubscribed, and therefore the Fund purchased 10% of its respective outstanding common shares allocating such purchases pro-rata based on the number of shares properly tendered. The final results of the Fund’s tender offer are as shown in the accompanying table.

	Dividend
	Advantage
	(NVG	)
Number of Common Shares Outstanding before Tender Offer	29,641,700
Number of Common Shares Authorized for Tender Offer	2,964,170
Purchase Price (98% of Common Share NAV on Expiration Date)	$15.6304
Number of Common Shares Outstanding after Tender Offer	26,677,530

In conjunction with the tender offer Dividend Advantage (NVG) redeemed a portion of its Variable Rate Demand Preferred (“VRDP”) Shares in order to mitigate the tender offer’s impact to the Fund’s effective leverage ratio and asset coverage level. Please refer to Variable Rate Demand Preferred Shares below for more information on the Fund’s VRDP Shares.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
During the current fiscal period, Dividend Advantage (NVG) and AMT-Free Income (NEA) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 liquidation value per share. Each Fund’s MTP Shares were issued in one or more Series and trade on the NYSE/NYSE MKT.

Dividend Advantage (NVG) redeemed all of its outstanding Series 2014 MTP Shares on December 23, 2013. AMT-Free Income (NEA) redeemed all of its outstanding Series 2015 MTP Shares on December 20, 2013.

Nuveen Investments	101

Notes to Financial Statements (continued)

Dividend Advantage’s (NVG) MTP Shares were redeemed at their $10.00 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of VRDP Shares (as described below in Variable Rate Demand Preferred Shares).

AMT-Free Income’s (NEA) MTP Shares were redeemed at their $10.00 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of Variable Rate MuniFund Term Preferred (“VMTP”) Shares (as described below in Variable Rate MuniFund Term Preferred Shares).

The average liquidation value of MTP Shares outstanding for each Fund during the current fiscal period was as follows:

	Dividend		AMT-Free
	Advantage		Income
	(NVG	)*	(NEA	)**
Average liquidation value of MTP Shares outstanding	$108,000,000		$83,000,000

*	For the period November 1, 2013 through December 23, 2013.
**	For the period November 1, 2013 through December 20, 2013.

For financial reporting purposes, the liquidation value of MTP Shares was recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MPT Shares were recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares were recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which were amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with Dividend Advantage’s (NVG) and AMT-Free Income’s (NEA) redemption of MTP Shares, the remaining deferred offering costs of $336,677 and $410,196, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding VMTP Shares, with $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of October 31, 2014, VMTP Shares outstanding, at liquidation value, for each Fund was as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value
Quality (NQI)	2015	2,404	$240,400,000
AMT-Free Income (NEA)	2016	1,510	$151,000,000

Dividend Advantage (NVG) redeemed all 925 shares of its outstanding Series 2014 VMTP Shares on December 23, 2013. The Fund’s VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of VRDP Shares (as described below in Variable Rate Demand Preferred Shares).

AMT-Free Income (NEA) redeemed and exchanged all 676 shares of its outstanding Series 2014 VMTP Shares for Series 2016 VMTP Shares on December 20, 2013. Concurrent with the exchange, the Fund issued an additional 834 shares of Series 2016 VMTP Shares through a privately negotiated offering. The Fund completed the refinancing of its existing VMTP Shares with new VMTP Shares, which have a term redemption date of December 30, 2016.

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption

102	Nuveen Investments

price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Quality (NQI)	2015	December 1, 2015	December 1, 2013	November 30, 2013
AMT-Free Income (NEA)	2016	December 30, 2016	January 1, 2015	December 31, 2014

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2014, were as follows:

			Dividend		AMT-Free
	Quality		Advantage		Income
	(NQI	)	(NVG	)*	(NEA	)
Average liquidation value of VMTP Shares outstanding	$240,400,000		$92,500,000		$147,089,315
Annualized dividend rate	1.20%		1.04%		1.01%

*	For the period November 1, 2013 through December 23, 2013.

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with Dividend Advantage’s (NVG) and AMT-Free Income’s (NEA) redemption of VMTP Shares, the remaining deferred offering costs of $151,055 and $49,266, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

AMT-Free Income (NEA) incurred offering costs of $130,000 in connection with its issuance of Series 2016 VMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding VRDP Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of October 31, 2014, the details of the Funds’ VRDP Shares outstanding are as follows:

			Shares Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Opportunity (NIO)	1	6,672	$667,200,000	December 1, 2040

Dividend Advantage (NVG)	1	1,790	$179,000,000	December 1, 2043

AMT-Free Income (NEA)	1	2,190	$219,000,000	June 1, 2040
	2	1,309	$130,900,000	December 1, 2040

Dividend Advantage (NVG) issued 2,010 Series 1 VRDP Shares on December 13, 2013 in connection with the redemption of its outstanding VMTP Shares.

Nuveen Investments	103

Notes to Financial Statements (continued)

On October 21, 2014, Dividend Advantage (NVG) redeemed 220 shares of its outstanding Series 1 VRDP Shares through the Fund’s completion of its tender offer.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Opportunity (NIO) and AMT-Free Income (NEA) pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

VRDP shares in Dividend Advantage (NVG) are considered to be Special Rate Period VRDP. Special Rate Period VRDP are sold to banks with an initial special short/intermediate rate period (typically three years) with a dividend rate set at a fixed spread to a specified short-term municipal index rate calculated weekly. Weekly remarketings do not take place during the initial special rate period. After the initial special rate period, Special Rate Period VRDP Shares will revert back to traditional VRDP Shares with dividends set at weekly remarketings, with an option to sell the shares to a designated liquidity provider, unless the Fund’s Board of Trustees approves another special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2014, were as follows:

			Dividend		AMT-Free
	Opportunity		Advantage		Income
	(NIO	)	(NVG	)*	(NEA	)
Average liquidation value of VRDP Shares outstanding	$667,200,000		$200,250,774		$349,900,000
Annualized dividend rate	0.14%		1.05%		0.14%

*	For the period December 13, 2013 (first issuance of shares) through October 31, 2014.

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, Opportunity (NIO) and AMT-Free Income (NEA) also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Dividend Advantage (NVG) incurred $275,000 of offering costs in conjunction with its shares issued during the current fiscal period. In conjunction with Dividend Advantage’s (NVG) redemption of VRDP Shares, the deferred offering costs of $71,004 was fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

104	Nuveen Investments

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	105

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Quality (NQI)	Level 1	Level 2	Level 3	***	Total
Long-Term Investments*:
Municipal Bonds	$—	$838,576,065	$—		$838,576,065
Corporate Bonds	—	—	133,366		133,366
Total	$—	$838,576,065	$133,366		$838,709,431
Opportunity (NIO)
Long-Term Investments*:
Municipal Bonds	$—	$2,235,584,028	$—		$2,235,584,028
Corporate Bonds	—	—	127,113		127,113
Total	$—	$2,235,584,028	$127,113		$2,235,711,141
Dividend Advantage (NVG)
Long-Term Investments*:
Municipal Bonds	$—	$607,142,696	$—		$607,142,696
Investment Companies	1,322,906	—	—		1,322,906
Total	$1,322,906	$607,142,696	$—		$608,465,602
AMT-Free Income (NEA)
Long-Term Investments*:
Municipal Bonds	$—	$1,695,022,802	$—		$1,695,022,802
Corporate Bonds	—	—	45,334		45,334
Short-Term Investments*:
Municipal Bonds	—	7,005,000	14,059,578		21,064,578
Investments in Derivatives:
Interest Rate Swaps**	—	(9,322,033)	—		(9,322,033)
Total	$—	$1,692,705,769	$14,104,912		$1,706,810,681

*	Refer to the Fund’s Portfolio of Investments for industry and state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

The following is a reconciliation of AMT-Free Income’s (NEA) Level 3 investments held at the beginning and end of the measurement period:

	AMT-Free	AMT-Free
	Income (NEA) Level 3	Income (NEA) Level 3	AMT-Free
	Long-Term	Short-Term	Income (NEA) Total
	Corporate Bonds	Municipal Bonds	Level 3
Balance at the beginning of period	$43,326	$—	$43,326
Gains (losses):
Net realized gains (losses)	(1)	—	(1)
Change in net unrealized appreciation (depreciation)	(9,144)	229,578	220,434
Purchases at cost	11,153	13,830,000	13,841,153
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of period	$45,334	$14,059,578	$14,104,912
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of October 31, 2014	$(9,144)	$229,578	$220,434

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of October 31, 2014, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
AMT-Free Income (NEA)
Long-Term Corporate Bonds	$45,334	Odd-Lot Trades	N/A	N/A
Short-Term Municipal Bonds	14,059,578	Discounted Cash Flow	Municipal BBB Benchmark	1%-4%
			B-Rated Hospital Sector
Total	$14,104,912

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The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

Nuveen Investments	107

Notes to Financial Statements (continued)

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2014, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Average floating rate obligations outstanding	$32,411,014		$93,005,251		$18,043,471		$59,869,370
Average annual interest rate and fees	0.46%		0.55%		0.57%		0.54%

As of October 31, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Floating rate obligations: self-deposited inverse floaters	$29,750,000		$92,198,333		$14,453,334		$57,495,000
Floating rate obligations: externally-deposited inverse floaters	52,100,000		134,201,667		41,756,666		108,410,000
Total	$81,850,000		$226,400,000		$56,210,000		$165,905,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Maximum exposure to Recourse Trusts	$26,610,000		$100,285,000		$12,240,000		$51,845,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the

108	Nuveen Investments

accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between a Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, AMT-Free Income (NEA) invested in forward interest rate swap contracts to manage the duration of the Fund’s portfolio and to reduce its price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended October 31, 2014, was as follows:

	AMT-Free
	Income
	(NEA	)
Average notional amount of interest rate swap contracts outstanding*	$68,480,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by AMT-Free Income (NEA) as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
				Unrealized depreciation on
Interest rate	Swaps	—	$—	interest rate swaps	$(9,322,033)

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of October 31, 2014.

Gross Amounts Not
Offset on the Statement
		Gross		Gross		Amounts	Net Unrealized	of Assets and Liabilities
		Unrealized		Unrealized		Netted on	Appreciation			Collateral
		Appreciation on		(Depreciation) on		Statement of	(Depreciation) on			Pledged
		Interest		Interest		Assets and	Interest	Financial		to (from	)	Net
Fund	Counterparty	Rate Swaps	**	Rate Swaps	**	Liabilities	Rate Swaps	Instruments	***	Counterparty		Exposure
AMT-Free Income (NEA)	Barclays Bank PLC	$—		$(9,322,033)		$—	$(9,322,033)	$9,322,033		$—		$—

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
***	Represent inverse floating rate securities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
AMT-Free Income (NEA)	Interest rate	Swaps	$—	$(9,322,033)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to

Nuveen Investments	109

Notes to Financial Statements (continued)

counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Transactions in common shares during the fiscal years ended October 31, 2014 and October 31, 2013 are as follows:

	Quality (NQI)		Opportunity (NIO)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/14	10/31/13	10/31/14	10/31/13
Common shares:
Issued to shareholders due to reinvestment of distributions	—	8,989	—	—
Repurchased and retired	(25,000)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$12.97	$—	—	$—
Discount per share repurchased and retired	13.22%	—	—%	—

	Dividend Advantage (NVG)		AMT-Free Income (NEA)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/14	10/31/13	10/31/14	10/31/13
Common shares:
Issued in reorganization	—	—	—	56,638,035
Issued to shareholders due to reinvestment of distributions	—	—	—	1,212
Repurchased through tender offer	(2,964,170)	—	—	—
Repurchased and retired	(109,742)	(64,858)	—	—
Weighted average common share:
Price per share repurchased and retired	$12.69	$12.58	—	$—
Discount per share repurchased and retired	13.86%	13.31	—%	—

Preferred Shares
Transactions in preferred shares for the Funds during the fiscal years ended October 31, 2014 and October 31, 2013, where applicable, are as noted in the following tables.

Transactions in MTP Shares for the Funds were as follows:

		Year Ended October 31, 2014
		NYSE
Dividend Advantage (NVG)	Series	Ticker	Shares	Amount
MTP Shares redeemed	2014	NVG PRCCL	(10,800,000)	$(108,000,000)
AMT-Free Income (NEA)
MTP Shares redeemed	2015	NEA PRCCL	(8,300,000)	$(83,000,000)

110	Nuveen Investments

Transactions in VMTP Shares for the Funds were as follows:

	Year Ended October 31, 2014
Dividend Advantage (NVG)	Series	Shares	Amount
VMTP Shares redeemed	2014	(925)	$(92,500,000)
AMT-Free Income (NEA)
VMTP Shares issued	2016	1,510	$151,000,000
VMTP Shares redeemed	2014	(676)	(67,600,000)
Net increase (decrease)		834	$83,400,000

	Year Ended October 31, 2013
Quality (NQI)	Series	Shares	Amount
VMTP Shares issued	2015	2,404	$240,400,000
VTMP Shares exchanged	2014	(2,404)	(240,400,000)
Total		—	$—

Transactions in VRDP Shares for the Funds were as follows:

	Year Ended October 31, 2014
Dividend Advantage (NVG)	Series	Shares	Amount
VRDP Shares issued	1	2,010	$201,000,000
VRDP Shares redeemed	1	(220)	(22,000,000)
Net increase (decrease)		1,790	$179,000,000

	Year Ended October 31, 2013
AMT-Free Income (NEA)	Series	Shares	Amount
VRDP Shares issued in connection with the reorganizations:
	1	1,309	$130,900,000
	2	2,190	219,000,000
Total		3,499	$349,900,000

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the fiscal year ended October 31, 2014, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Purchases	$127,707,011		$314,377,530		$84,507,427		$218,326,927
Sales and maturities	118,993,739		322,141,802		125,279,481		259,616,489

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Nuveen Investments	111

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Cost of investments	$743,367,834		$1,970,656,687		$539,096,055		$1,530,044,227
Gross unrealized:
Appreciation	$72,189,515		$184,217,381		$62,920,579		$148,863,837
Depreciation	(6,598,388)		(11,360,583)		(8,004,854)		(20,269,836)
Net unrealized appreciation (depreciation) of investments	$65,591,127		$172,856,798		$54,915,725		$128,594,001

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and distribution reallocations, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2014, the Funds’ tax year end, as follows:

			Dividend		AMT-Free
	Quality	Opportunity	Advantage		Income
	(NQI )	(NIO )	(NVG	)	(NEA	)
Paid-in surplus	$(32,345)	$(1,623,690)	$(1,905,973)		$280,415
Undistributed (Over-distribution of) net investment income	(201,904)	(171,338)	642,085		(984,304)
Accumulated net realized gain (loss)	234,249	1,795,028	1,263,888		703,889

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ tax year end, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Undistributed net tax-exempt income1	$1,350,815		$18,454,663		$3,131,208		$7,688,606
Undistributed net ordinary income2	—		163,572		247,157		47,304
Undistributed net long-term capital gains	—		—		3,070,858		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2014, paid on November 3, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2014 and October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
2014	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Distributions from net tax-exempt income3	$30,748,078		$84,720,554		$23,411,975		$67,281,293
Distributions from net ordinary income2	42,548		458,933		496,797		15,777
Distributions from net long-term capital gains4	—		—		1,505,799		—

112	Nuveen Investments

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
2013	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Distributions from net tax-exempt income	$35,837,331		$85,181,792		$26,806,718		$34,564,740
Distributions from net ordinary income2	—		—		247,364		—
Distributions from net long-term capital gains	—		—		3,185,930		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds herby designate these amounts paid during the fiscal year ended October 31, 2014, as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2014.

As of October 31, 2014, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

					AMT-Free
	Quality		Opportunity		Income
	(NQI	)	(NIO	)	(NEA	)5
Expiration:
October 31, 2016	$2,623,034		$—		$1,977,845
October 31, 2017	217,918		—		—
October 31, 2018	322,087		—		—
Not subject to expiration	16,996,214		9,544,670		—
Total	$20,159,253		$9,544,670		$1,977,845

5	A portion of AMT-Free Income’s (NEA) capital loss carryforward is subject to an annual limitation under the internal revenue code and related regulations.

During the Funds’ tax year ended October 31, 2014, the following Funds utilized capital loss carryforwards as follows:

			AMT-Free
	Quality		Income
	(NQI	)	(NEA	)
Utilized capital loss carryforwards	$647,205		$3,206,099

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Quality (NQI)
Opportunity (NIO)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

Nuveen Investments	113

Notes to Financial Statements (continued)

Dividend Advantage (NVG)
AMT-Free Income (NEA)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2014, the complex-level fee rate for each of these Funds was 0.1643%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

114	Nuveen Investments

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner**	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*           Interested Board Member.
**          Retired from the Funds’ Board of Directors/Trustees effective December 31, 2014.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm***	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

***
During the fiscal period ended October 31, 2014, the Board of Directors/Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the pending acquisition of Nuveen Investments, Inc. by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended October 31, 2013 and October 31, 2012, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended October 31, 2013 and October 31, 2012 for the Funds and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock (excluding common shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NQI	NIO	NVG	NEA
Common shares repurchased	25,000	—	109,742	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	115

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

116	Nuveen Investments

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	117

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

118	Nuveen Investments

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	200

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	200

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
200

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
200

Nuveen Investments	119

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
200

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	200

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	200

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
200

120	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	200

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	200

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					201

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	94

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201

Nuveen Investments	121

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					201

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	201

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					201

122	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201

(1)
For Dividend Advantage (NVG) and AMT-Free Income (NEA), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Quality (NQI), and Opportunity (NIO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	123

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-D-1014D 4917-INV-Y12/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Opportunity Fund, Inc.

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2014 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2014	$22,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2014	$ 0	$ 0	$ 0	$ 0
October 31, 2013	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are John K. Nelson, Terence J. Toth, Jack B. Evans, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”.)  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Paul Brennan	Nuveen Municipal Opportunity Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	17	$17.46 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	4	$370 million
*	Assets are as of October 31, 2014. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2014, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen Municipal Opportunity Fund, Inc.	$0	Over $1,000,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Opportunity Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 8, 2015